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                                PANORAMA TRUST
                     PICTET GLOBAL EMERGING MARKETS FUND
                  PICTET INTERNATIONAL SMALL COMPANIES FUND

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                                     [LOGO]

                              PICTET INTERNATIONAL
                               MANAGEMENT LIMITED

                                ANNUAL REPORT

                              DECEMBER 31, 1997
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PANORAMA TRUST
PICTET GLOBAL EMERGING MARKETS FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND
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Dear Shareholders,

    It is with pleasure that I present a combined 1997 Annual Report for both Funds summarising the performance last year together with our 1998 outlook.

    The long-awaited turning point in emerging markets to which the adviser hopefully referred last year appeared to have occurred at the half year point; unfortunately, events in the Far East in the second half quickly reversed any gains. At the time of writing the adviser is seeing a recovery in the region but the true scale and implications of the crisis remain to be seen. Pictet believes the downside risks are now fully priced in the markets, and that the year should see positive returns for investors.

    International smaller companies fared better in the period, and the Pictet International Small Companies Fund performed favorably in the face of sharp market movements. The valuation discrepancies compared with large companies referred to last year remain, and we continue to be optimistic for the asset class. Quality small companies are still overlooked in terms of price and research coverage.

    We are pleased to report that the size of the Funds remained stable over the year reflecting the continuing demand for these complementary, specialist asset classes. Once again we look forward to helping you, the shareholders, achieve your investment objectives in 1998.


Yours sincerely,

/s/ Jean G. Pilloud
    Jean G. Pilloud
President and Chairman

February 25 1998
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PANORAMA TRUST
PICTET GLOBAL EMERGING MARKETS FUND
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                          PORTFOLIO MANAGER'S REPORT

    1997 was the worst year for emerging equity markets since 1990 when the IFC Global Composite Index fell by 31%. This time around the benchmark fell 14.5% in a very difficult year during which the Fund outperformed by 3.2%.

    The Fund remained underweight in Asia for most of 1997 which accounted for some early outperformance. However, towards the end of the year, as valuations in Asia fell to unprecedented levels, some purchases were made in selected markets and specific sectors. This has inevitably diluted the short-term performance for the region. The Fund's positions in Korea, Indonesia and Thailand were all boosted significantly resulting in small overweight positions in all three markets by the year end. In Malaysia, however, the Fund successfully delayed its entry, remaining very underexposed all year, which gave a big boost to its relative performance and more than offset the short-term losses incurred in Korea and Indonesia. The performance in China has been frustrating; the China benchmark is composed of "A" shares which are reserved for local investors and rose by 33% during the year; the Shanghai "B" share index, which only foreign investors can buy, and where the portfolio's shares are concentrated, fell by nearly 18%. Although the Fund's investments outperformed the "B" share index it was overweight in a strongly underperforming market, which resulted in a negative contribution to excess performance through the year of over 200 basis points.

    During the course of the year Russia joined the IFC index, and the significant returns experienced there in the first half of the year caused its index weighting to rise quickly over 5%. The Russian market was a major contributor to the Fund's overall return in early 1997, although share prices corrected sharply in the last quarter of the year. However, the country's increased weighting combined with continuous profit-taking within the portfolio had all but eliminated the overweight position by year end. Elsewhere in Europe the most positive contributor was Turkey which was second only to Russia in terms of overall performance. The Fund maintained a very large overweight stance in this market all year and, in terms of stock picking, our Turkish shares even managed to outperform the market's extraordinary 117% rise. A smaller, though by no means insignificant, contribution came from the portfolio's investments in Greece, another of the year's solid outperformers; again the Fund was overweighted all year in a market which outperformed the IFC benchmark by over 50%.

    Latin America, by contrast, was not a success. The portfolio maintained an underweight stance throughout the year on pure valuation grounds and the region's resilience through the Asian crisis did little to help the Fund's performance. Poor stock picking across the region, but particularly in Brazil, contributed to a decrease in the value of our investments.

    Towards the end of the year the portfolio ran a higher than average cash position, particularly in the latter stages when the market declines became severe. However, the unprecedented price declines of recent weeks have triggered a further round of purchases in Asia which will likely reduce the cash balance to normal operating levels relatively quickly. We are attempting to keep to a minimum the short term impact of the Fund's entry into Asia. However, trading conditions are currently very volatile and some dilution of performance is to be expected. The Fund should emerge well positioned for the strong recovery we foresee in Asia and other emerging stock markets during the course of 1998.
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              FUND COUNTRY WEIGHTS AS A PERCENTAGE OF NET ASSETS
                             AT DECEMBER 31, 1997

                  Mexico                                   8.9
                  Brazil                                   8.3
                  India                                    8.2
                  South Africa                             8.0
                  China                                    7.8
                  Turkey                                   7.4
                  Russia (Fed.)                            7.2
                  Cash                                     4.4
                  Taiwan                                   4.0
                  Indonesia                                3.5
                  Argentina                                3.4
                  Philippines                              3.3
                  Greece                                   3.1
                  South Korea                              3.0
                  Czech Republic                           2.5
                  Israel                                   2.4
                  Thailand                                 2.0
                  Hungary                                  1.9
                  Pakistan                                 1.7
                  Malaysia                                 1.5
                  Egypt                                    1.2
                  Venezuela                                1.2
                  Chile                                    0.9
                  Portugal                                 0.7
                  Kenya                                    0.6
                  Bahrain                                  0.5
                  Poland                                   0.4
                  Slovakia                                 0.4
                  Peru                                     0.3
                  Jordan                                   0.3
                  Sri Lanka                                0.3
                  Zimbabwe                                 0.3
                  Lebanon                                  0.3
                  Slovenia                                 0.1

            FUND COUNTRY WEIGHTS VERSUS IFC GLOBAL COMPOSITE INDEX
                             AT DECEMBER 31, 1997

                  Taiwan                                 -11.2
                  Chile                                   -3.8
                  Malaysia                                -3.6
                  Portugal                                -1.6
                  Columbia                                -1.1
                  South Africa                            -1.1
                  Brazil                                  -1.1
                  Mexico                                  -0.9
                  Morocco                                 -0.8
                  South Korea                             -0.8
                  Peru                                    -0.8
                  Nigeria                                 -0.2
                  Poland                                  -0.2
                  Jordan                                  -0.0
                  Other*                                   0.0
                  Zimbabwe                                 0.1
                  Sri Lanka                                0.2
                  Venezuela                                0.2
                  Argentina                                0.2
                  Slovak Republic                          0.2
                  Egypt                                    0.4
                  Thailand                                 0.5
                  Israel                                   0.6
                  Hangary                                  1.0
                  Pakistan                                 1.1
                  Philippines                              1.4
                  Indonesia                                1.5
                  Greece                                   1.6
                  Czech Republic                           2.2
                  Russia (Fed.)                            2.5
                  China                                    3.2
                  India                                    3.3
                  Turkey                                   4.8

*Other is the following countries: Kenya, Bahrain, Lebanon and Slovenia.

                     MARKET REVIEWS & INVESTMENT OUTLOOK

ASIA

    After such a relentlessly negative quarter, the frustration felt by investors in the emerging equity markets is wholly understandable. With the IFC Global Composite Index standing barely above the level it attained in mid-1993 it is tempting to write off five lost years. We would urge investors not to lose sight of two key factors which, we think, could signal a turning point for these markets: the first, and most powerful in our view, is valuation; the second is the speed and depth of restructuring at political, economic and corporate levels that the current crisis has forced upon the many countries.

    Starting with valuation, we have rarely seen stock values as low as they are today. This is particularly true of Asia where, incredible as it may sound, the entire market capitalisation of Korea, Malaysia, Indonesia, Thailand and the Philippines can be bought for substantially less than the price of Microsoft ($150 billion). Realistically, many of the companies quoted on those exchanges will go bankrupt. But the equity markets appear to be pricing Asian companies as if they were all going to go bust, an assumption which the most rudimentary analyst can easily disprove. These are emotional times and it is easy to confuse perception and reality, rumour and fact. What is clear is that any well-managed company with little or no debt and reasonably stable or inelastic cash flow will not only survive the Asian crisis, but will use it as an opportunity to grow and strengthen its business at the expense of weaker rivals. If, in addition, that company is valued at one-fifth or, in some cases, one-tenth of the value of its emerging market peer group, then it is equally clear that investors who can successfully identify and exploit these anomalies will make a great deal of money.

    Telekom Indonesia, which three years ago was valued at an enterprise value per installed telephone line of $5,000 (including debt), could in early January have been purchased for one-tenth of that amount. This represents around half of the company's replacement value and less than one-third of the average value at which all emerging market telephone shares currently trade. In Asia and elsewhere there are many such examples, and in the years ahead investors will likely kick themselves for not pouncing on what, with hindsight, was a once-in-a-lifetime opportunity.

    Valuation, however, is not everything. Countries can, and occasionally do, disappear from the investment map for prolonged periods because of apparently insurmountable structural obstacles. Much of Africa still resides within this category, and some of the former Soviet states, in their infancy, were classic examples. But an analysis of recent economic and political decisions in Asia surely points the other way. After a hesitant start, almost all the region's governments have publicly committed themselves to whatever orthodox action is necessary to restore stability. A multitude of politically difficult, previously unthinkable decisions have been taken.

    In Indonesia, the Suharto family's business interests are no longer being protected. All the sacred cows of the Malaysian Prime Minister's grandiose infrastructure schemes have been shelved; most of the notorious Thai finance companies have disappeared. More banks have been allowed to fail in Korea in the last three months than in Japan in the last five years. South-East Asia appears to have learnt important lessons from the travails of its rich northern neighbour. Perhaps the greatest Asian sacred cow -- growth -- has also been sacrificed in return for renewed stability. The effect on Asia's external accounts, especially trade balances, has been nothing short of spectacular. Thailand is enjoying its first significant trade surplus in twenty years and large current account deficits, the root of the current problems, could soon be a thing of the past. And one factor, of course, has not changed: Asians are still generally the most prolific savers on the planet.

    Many potential obstacles remain to the kind of rapid recovery witnessed, for example, in Latin America after the Mexican crisis. Little has been said about Asia's labour laws, and still the traditional "job-for-life" mentality prevails. The coming months are likely to see the patience of labour markets and trade unions stretched, probably beyond breaking point. Add to the mixture a military establishment which, in some countries, still likes to meddle in politics, and what remains is a potentially lethal recipe for severe social unrest on a scale not seen in Asia for a generation or more.

    For equity investors there are even more immediate concerns. In Malaysia Renong, a large holding company in difficulties, forced its subsidiary UEM, a strong cash-rich company heavily owned by foreign investors, to bail it out by buying new shares. This blatant violation of minority shareholder rights was appalling, even by emerging markets standards, but shows the extent to which the politically well-connected elite are still making decisions with their own interests, rather than those of the country, in mind. This attitude must change before Malaysia enjoys the trust of the financial markets again and we have delayed our entry here accordingly.

    And what of Asia's short-term debt obligations? Even the International Monetary Fund (IMF) has nothing like the capital required to refinance these obligations, which make the bail-out of Mexico a positive bargain in comparison. In addition the IMF's particular brand of medicine is now being criticised as inappropriate for Asia. Creditors from the developed world have mostly been persuaded to roll over credit lines but this cannot continue indefinitely and their willingness to do so could still be jeopardised by unforeseen events in Japan or the US. Finally there is the greatest wildcard of all -- China. Its decision to devalue in 1994 probably sowed the seeds of the current crisis. Since then the country has integrated further with the rest of the world, both politically and economically, and it has regained Hong Kong. A unilateral uncoordinated devaluation by China, although unlikely in our view, would almost certainly spark a further round of declines in Asian currencies, the fall of the Hong Kong dollar, and probably a concerted attack on the world's remaining fixed-currency regimes in Eastern Europe and Latin America.

EMERGING EUROPE

    Although Asia is the focus of attention there have been serious implications elsewhere in the emerging world, far more serious in fact than we had anticipated. Europe, from where so much of our outperformance was derived in recent quarters, must now be a source of funds. In Russia the stock market has borne the brunt of the selling as the currency itself is hard to sell short. It is heartening to see the big foreign direct investors such as Shell and BP still prepared to commit huge sums of capital to Russia, but these companies necessarily operate on ten-year time horizons, a luxury which few portfolio investors enjoy. The immaturity of this market still makes it vulnerable and its huge relative outperformance over Asia means there are fewer real bargains to be had.

    We feel much safer in the Visegrad countries. Valuations here remain very supportive although, again, the outperformance of these markets has left some sectors looking less attractive than before. Hungarian companies such as Raba and Pick Szeged have successfully continued to raise equity capital throughout the fourth quarter. Rates across the region remain high but, by and large, they have been high for some time as a response to domestic issues, not the Asian crisis, and thus appear to have been largely discounted by the equity markets. Turkey has been another favourite of ours, an absurdly mispriced stock market which only now, after a period of huge outperformance, has started to decline in our valuation rankings. One of Turkey's unique attributes is that we are still finding auto and steel producers priced below those of their Asian competitors, some of which have fallen by 90% in US dollar terms. The stock market also has privatisation momentum behind it, as well as a proposed Stabilisation Plan which, whether IMF-sponsored or not, looks set to tackle the inflation problem.

LATIN AMERICA

    Latin Ameria has also outperformed, extending further the relative overvaluation of the region. With hindsight we exited the Brazilian market too early but the huge correction which has taken place has, in our view, only taken some of the risk out. The valuation disparity between parts of Latin America and the rest of the emerging world is clearer than ever, with Chile and the Brazilian large caps most vulnerable. The price of Brazil's currency defence could be a recession in 1998 with a critical election looming. In both Chile and Brazil current account deficits heading towards 5% of Gross Domestic Product (GDP) stand out conspicuously in the current environment. Brazil alone has a financing requirement of nearly $50 billion in 1998, equivalent to nearly 90% of the Central Bank's foreign exchange reserves. At a stretch $15 billion will come from the much vaunted privatisation program, but they could struggle to raise the remainder. The Chilean peso has fallen further in the last three months than in the previous three years, and faster than at any time since its own banking crisis in the early 1980s; and this is the safe haven of Latin America. Only in Mexico, and there only in selected sectors, do shares look interesting. The policy responses from Latin American governments have been faultless; after all, they have a recent "home grown" learning experience by which to judge events. But we would largely avoid the equity markets whilst these events take place.

    To summarise, the pure valuation work from our proprietary database suggests a gradual shift of assets towards Asia from Europe and Latin America. Unless we are about to witness the disappearance of Asia from the investment map (unlikely), valuations are simply too cheap to ignore. Applying our macroeconomic negative test, we find that most Asian stock markets are already discounting a bleak economic and political picture. The remaining question is one of timing. History shows that only truly long-term investors participate fully in the outperformance exhibited by the emerging markets asset class; few investors consistently outperform by trading. This makes a powerful argument for a disciplined investment process that forces you to accumulate stock when it is cheap. Today, an entire region appears to be fundamentally mispriced relative to an already mispriced emerging markets universe. Under these circumstances market timing is less relevant and those investors prepared to stay the course will reap an abundant harvest.

PANORAMA TRUST
PICTET INTERNATIONAL SMALL COMPANIES FUND
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                          PORTFOLIO MANAGER'S REPORT

    The value of the portfolio declined by 7.7% in 1997, compared to a loss of 12.8% recorded by the HSBC James Capel World ex-U.S. Smaller Companies Index (the "Index"); outperformance resulted from asset allocation in Europe and the Asia Pacific region and stock selection in the UK, Japan and Canada.

    Asia dominated the headlines in 1997 as currency and equity markets came under attack. Speculators eventually won the day and regional equities paid the price. In U.S. Dollar terms, the 20% decline in Hong Kong's Hang Seng Index was modest relative to other regional exchanges; Singapore's Straits Times Index fell more than 40%, the Korean and Malaysian Composites plummeted almost 70% and Thailand and Indonesia fared even worse. And while Australia posted an unconvincing gain in local currency terms, the All Ordinaries Index actually lost 11.7%.

    To exacerbate regional problems, it was another grim year in Japan; the Nikkei 225 Index fell 30% in Dollars, with 21% of that loss incurred in the final quarter of the year. Deteriorating economic conditions due to weak domestic consumption and a disruption in Asian trade combined with doubts about the vialibility of the financial sector to drive investors from the market. The bankruptcies of Yamaichi Securities and Hokkaido Takushoku Bank in November ushered in a period of high volatility, but the government has failed to deliver either a credible package for the banking system or fiscal measures to boost the economy.

    Given the poor performance in principal indices and the resultant flight of liquidity from the region, it is no surprise that smaller companies underperformed large caps. Looking at the country indices for the Index, Japan and Singapore both lost more than 50%, Malaysia declined an astonishing 75% and Australia slipped 18.5%. Only in Hong Kong did small companies fare relatively well, with a loss of just 18%.

    Against this backdrop, our underweight position in the Asia Pacific region was very beneficial. And while the portfolio underperformed in Hong Kong because of company specific factors, stronger relative returns in Singapore meant that stock selection had no material impact. The change in reference index during the year resulted in a major reduction in the weighting of Japan; while the portfolio is currently underweight in this market, the average weighting for the year exceeded that of the Index and consequently, Japan impinged on the success of our asset allocation strategy. Fortunately, superior stock selection in this market mitigated this cost with the result that Japan actually made a positive contribution.

    For much of 1997, conditions in the U.S. were very favourable; by the end of September, the Standard & Poors 500 Index had chalked up a gain in excess of 28%. Events in Asia calmed the rise but the index still managed to appreciate by just under 2.5% in the final quarter. With leadership from the
U. S., European equity markets actually performed reasonably well, though there was a wide dispersion of returns from the region and again, wide divergence between small and large companies. Looking at the Index, the UK gained a paltry 3.3%, compared to almost 20% in Dollar terms for the FTSE (Financial Times Stock Exchange 100 Index) of the largest stocks in the market. In Germany, small caps rose 4.3%, against more than 25% for the DAX Index and this pattern is consistent across the region.

    While we are disappointed with the poor performance of European smaller companies in 1997, our overweight position in continental markets, and effective asset allocation within the region, paid dividends. Decisions to overweight Italy, Belgium, Sweden and Switzerland had the greatest impact. Unfortunately, stock selection negated these gains after a particularly difficult fourth quarter. In general, the defensive mood of the final quarter caused growth stocks to be sold down in favour of cyclicals. This was combined with weakness in the oil sector and a strong showing by Italian banks, all of which hope to benefit from pre-EMU takeover activity.

    In the UK, our shift to technology and service-oriented firms, at the expense of the out-of-favour building and engineering companies, allowed us to outperform the Index with a gain of 9.8%, compared to 3.2%. Sterling remains a problem in the UK and the poor performance of export-oriented industrial companies bears that out. As evidence of renewed pressure on wages began to appear after the end of the year, the risk of further increases in interest rates, and further gains by the currency, cannot be discounted. In such an environment, our focus on companies with resilient growth prospects, especially in the home markets, is considered appropriate.

    We continue to note that smaller companies in the UK and Europe are valued at a significant discount to their main index counterparts, and that the region remains an attractive investment area when compared with the U.S., Japan or Asia. Small European companies are relatively unaffected by Far Eastern developments; they also stand to benefit from increasing domestic growth during 1998. For these reasons, we are optimistic about their relative performance, although we acknowledge that a difficult year could lie ahead.

    We believe that most of the damage has been done in Asia and we are considering increasing our exposure to the region. However, we believe that a cautious approach to small cap stocks is warranted because liquidity flowing back into the region will alight first on the largest blue-chip companies and there is a risk of further shocks, arising from factors such as backsliding on structural reforms, debt defaults and bankruptcies. Further, an eventual devaluation of the Chinese Renminbi, which could spark another rout of regional markets, cannot be ruled out.

              FUND COUNTRY WEIGHTS AS A PERCENTAGE OF NET ASSETS
                             AT DECEMBER 31, 1997

                  UK                                      19.3
                  Japan                                    9.2
                  Italy                                    7.9
                  Switzerland                              7.1
                  Germany                                  6.6
                  France                                   6.4
                  Hong Kong                                5.3
                  Sweden                                   4.4
                  Norway                                   3.9
                  Spain                                    3.9
                  Belgium                                  3.8
                  Australia                                3.5
                  Canada                                   3.3
                  Cash                                     2.5
                  Austria                                  2.5
                  Finland                                  2.5
                  Netherlands                              2.4
                  Denmark                                  1.8
                  Singapore                                1.2
                  New Zealand                              0.9
                  Ireland                                  0.8
                  South Africa                             0.4
                  Mexico                                   0.4


FUND COUNTRY WEIGHTS VERSUS HSBC JAMES CAPEL WORLD EX-U.S. SMALLER COMPANIES

                          AT DECEMBER 31, 1997

                  UK                                      -6.2
                  HK                                      -3.3
                  Malaysia                                -2.8
                  France                                  -2.7
                  Netherlands                             -2.0
                  NZ                                      -1.8
                  Denmark                                 -1.1
                  Ireland                                 -1.1
                  Singapore                               -0.7
                  Portugal                                -0.7
                  Germany                                 -0.6
                  Australia                               -0.4
                  Other*                                   0.1
                  Spain                                    0.3
                  Japan                                    0.5
                  Sweden                                   0.5
                  Austria                                  0.6
                  Finland                                  0.8
                  Norway                                   1.4
                  Switzerland                              2.3
                  Belgium                                  2.6
                  Italy                                    3.9

*Other is the following countries: Canada, South Africa and Mexico

                 SELECTED MARKET REVIEWS & INVESTMENT OUTLOOK

UNITED KINGDOM

    UK smaller companies trailed larger companies by a wide margin in 1997. For the year, the Financial Times Stock Exchange (FTSE) Small Cap Index gained a paltry 1.9% in U.S. Dollar terms, compared to almost 20% in the case of the FTSE 100 Index of the largest companies in the market. On a positive note, small caps were relatively resilient in a turbulent fourth quarter and actually outperformed in that period. While we draw some encouragement from this reversal, we do not anticipate the beginning of a trend; outperformance reflects modest valuations and the absence of liquidity rather than a fundamental increase in the attractiveness of the asset class.

    Concerns over inflation continued to influence UK markets. Increases of more than 3.5% in the Retail Price Index in October and November provided the ammunition for a further rise in base interest rates, the fifth tightening of monetary policy since the month of May, 1977. The 25 basis points increase in November took base rates to 7.25%, their highest level in five years. Higher rates lent further support to the currency and kept the pressure on exporters and companies with significant foreign operations.

    This pressure is reflected in the performance of different industry groups during the year. Export-oriented companies, such as engineering firms (+3.6% in local terms), distributors (-17.2%), and paper and packaging companies (-17.6%) dragged the market down. Winners have their feet firmly planted on home soil: gas distributors (+61%), telecommunications companies (+29.1%), pharmaceuticals companies (+43%), and electricity companies (+40%) led the market.

    The Bank of England Monetary Policy Committee (MPC) has championed the fight against inflation. With that in mind, some relief can be found in poor retail sales data and evidence that the strength of Sterling is beginning to have an appreciable impact on manufacturing output. The Organisation for Economic Co-operation and Development (OECD) expects Gross Domestic Product
(GDP) growth of only 2.2% in 1998, down from 3.4% in 1997, and some private sector forecasts are more bearish than that.

    While this would normally give rise to expectations of interest rate cuts in 1998, we believe that it is too early to make such an assumption. It will take several months to determine whether wage pressure arising from shortages of skilled workers in certain sectors will have a knock-on effect on retail prices and the cost of housing and the MPC can be expected to err on the side of caution. Market expectations are divided; the poor performance of building-related companies over the last few months of 1997 tells us that investors are not convinced that interest rates have peaked.

    Nevertheless, we see attractive opportunities in the UK market. Exporters have had ample opportunity to adapt to new conditions, and valuations of some world-class companies are attractive. We have seen takeover activity in the most down-trodden industries, chemicals and engineers in particular, and there is good potential for continued outperformance by support service companies, particularly in the technology sector.

TARGET WEIGHTING: NEUTRAL

CONTINENTAL EUROPE

    Though buffeted by global equity crises, the Continent sailed smoothly through the fourth quarter, with small caps losing only 2.4% of their average value. This relative immunity to shock may be a temporary phenomenon, implying that investors are waiting to dispose of more illiquid holdings, but we prefer an alternative account which points up three factors: low exposure to Far Eastern clients and customers, thus limiting the damage from that region; a widening discrepancy in valuation for the average smaller company share compared with its main index counterpart, particularly in the core EMU territories; and finally, attractive bond yields.

    In reviewing the year, we see the predicted division between "periphery" and "core" countries resulting in Italy being the top-performing market, gaining some 36%, followed by Spain (27%), Finland (18%), Switzerland (17%) and Norway (17%). Germany, conversely, managed only 11%, France gained 4%, and Austria fell by 6%. There could be few more graphic examples of how the EMU alignment process, now in its final phase, rewards some countries and hurts others. In addition, the lead taken by those countries with an "equity culture" is now quite developed.

    Thus the year ends with Continental small companies having achieved ECU gains close to 30%, which translates into 11% in U.S. Dollars. The reference currency's strength was clearly a feature of the period, or perhaps one should express this as EMU softness. Either way, it was a respectable showing for the asset class, particularly considering alternative specialist equity opportunities. However, we are under no illusion that this was competitive with larger companies whose prices continued to reflect valuations in the U.S., the premium for liquidity, and the anticipation of merger benefits.

    Should 1998 prove a difficult year for securities markets in general, as many think it will, there are reasons for modest optimism. Smaller company returns and growth are priced attractively in many European markets, particularly Italy and Norway. The population of companies is more heavily biased towards cyclicals than, for instance, the Russell 2000 Index in the U.S., and these should move with resuming growth. Research material is improving in scope and quantity. Finally, the weight of money requiring investment, combined with the state of European pension funds and their propensity to own bonds, should buoy up quality shares.

TARGET WEIGHTING: OVERWEIGHT

JAPAN

    The sharp reversal in momentum experienced by the Japanese equity market half-way through the year accelerated in the final quarter as disappointment over economic conditions (made worse by the problems in the rest of Asia) worsened and concerns over the viability of the financial system intensified. Latent profits on equity portfolios that the banks include in calculating capital adequacy ratios are fast being eroded at current market levels; indeed at around 14,300 on the Nikkei the largest 19 banks will actually be carrying hidden losses of around $5 billion. Under the new initiative of Prompt Corrective Action, which encourages the early disclosure and write-off of bad debts, banks have little option but to continue to sell equity and call in loans, especially from smaller companies. Not only has this severely restricted capital at the time it is most needed but it has also increased the incidence of bankruptcies.

    This so-called spiral of death came to a head in November when the difficulties faced by Japanese banks in international money markets (the "Japan Premium" having risen to 150 basis points) effectively brought about the closure of three high profile institutions: Sanyo Securities and two companies enjoying their hundredth anniversaries, Hokkaido Takushoku (Japan's tenth largest bank) and Yamaichi Securities (at one time the country's largest broker). With the government's policy apparently the protection of depositors rather than institutions, rumours abounded as to the next candidate for bankruptcy, and this ushered in a period of considerable volatility in the equity market as foreigners sold heavily amid orchestrated buying by public funds.

    Meanwhile, the cheerless environment was made even darker by economic releases. After declining by an annualised rate of over 10% in the second quarter, GDP disappointed hugely in rising by an annualised rate of just 3.1% in the third quarter. This leaden rebound was due to the exceptionally depressed housing investment (down by over 35% for the second consecutive quarter) and weak consumer spending, which failed to show any significant recovery after the disruption of the April sales tax hike. With the prospect of unemployment rising sharply over the medium term, consumer confidence cannot be expected to recover strongly for some time. Furthermore exports, which have hitherto provided the one bright spot in the economy, will be disrupted by "Asian flu" as this region accounts for around 40% of Japanese exports. In consequence there has been a series of sharp downward revisions in GDP forecasts to almost zero growth for both the 1997 and 1998 fiscal years, and the outlook for corporate profits appears similarly subdued.

    Against this background, the market has continued to reward larger companies with a strong market presence and a relatively secure earnings stream. Return/reversal strategy ceased to be effective in 1996 but in 1997 the yawning gap between winners and losers was taken to new highs. Consequently, the extraordinary outperformance of stocks like Toyota, Honda, Acom, NTT, Keyence and Rohm was mirrored by the disappearing acts of sectors like oils, steels, chemicals, housing, textiles, bridgebuilders, construction, mining and brokers. A rotational investment strategy had been successful in a managed economy in which weak industries were protected from bankruptcy and subsidised, but the wholesale divestment from such areas indicates investors' belief that this era has come to an end.

    Thus, smaller companies have been driven to highly attractive valuations in relation both to historic levels and to their larger peers, with a staggering 60% of the Over-The-Counter (OTC) market trading at a discount to book value. In terms of Pictet's price to appraised value measure, Japanese companies worth less than US$1 billion trade at a discount of over 40% to those of a higher market capitalisation and are also beginning to offer value commensurate with European small caps. However, in terms of the Pictet profit ranking measure Japanese smaller companies remain unattractive, evidenced by the low average return on equity of just 4.7%, a fraction of that available elsewhere.

    Clearly the way restructuring of Japanese industry is handled in the coming months will do much to set the tone of the market. Widespread bankruptcy in a weak economic environment could precipitate a market collapse but, at least in the long term, would improve the returns generated for shareholders by the survivors. Astute mergers and acquisitions could achieve the same result with less pain but, unfortunately, these are relatively rare in Japan.

    In the short term, therefore, we are not inclined to increase our exposure to Japanese small caps as we do not see them being the primary beneficiaries of such a process and believe that small caps need a stronger economic background than currently exists. Nevertheless, the value inherent in the asset class cannot remain dormant forever, especially given its dramatic underperformance relative to larger stocks. In consequence, we will interpret an increase in bank lending and rising interest rates as evidence of an environment in which small caps would add earnings momentum to their other undoubted qualities.

TARGET WEIGHTING: UNDERWEIGHT

FAR EAST

    Life in Hong Kong after the handover ceremony started on a benign note; the first major policy speech by Chief Executive CH Tung calmed fears of tough measures to curb property speculation and improve the affordability of housing. Perhaps Mr. Tung had an inkling of what was to come because, by the end of the year, turmoil in Asia had taken the steam out of Hong Kong property prices and negated the need for government intervention.

    Having triumphed in Thailand, Indonesia, Malaysia and the Philippines, currency speculators attempted to wrest the Hong Kong Dollar away from its peg to the U.S. currency. While the attack proved futile, the Hong Kong Monetary Authority was still required to jack up interbank rates to protect the currency. And after the first wave of attacks on regional markets subsided, South Korea imploded and Hong Kong resumed its downward trajectory.

    The spectre of higher borrowing costs affected all sectors of the market, led by a 42% fall in the Hang Seng property index and a 35% decline in the sub-index of commercial and industrial stocks over the course of the last three months of the year. Smaller companies were particularly badly affected as retail investors withdrew and institutions shifted into safe-haven stocks, such as utilities; losses of more than 50% were not uncommon. While sentiment is still negative in the small companies market, well managed firms with strong balance sheets and U.S. Dollar earnings are available at attractive prices.

    Singapore was affected by the regional crisis in much the same way as Hong Kong, though market losses in local currency terms were exacerbated by a decline in the value of the currency against the U.S. Dollar. Another factor also had a major impact on Singaporean equities: electronics stocks collapsed after the demise of the Korean Won on fears of reduced demand and sharper competition from regional manufacturers.

    While this market is often referred to as a regional safe haven, the local property and retail sectors were sluggish even before the collapse of neighbouring markets, and it is difficult to see much scope for significant gains in Singapore. However, indiscriminate selling in the electronics sector provides an opportunity to acquire well-managed companies with good track records.

    Resource stocks were a drag on the Australian market last year. Base metals stocks suffered, principally because of worries over the impact of a decline in Asian economic growth. Oil prices fell late in the year as the lastest confrontation with Iraq fizzled out and gold prices continued to slip on expectations that central banks would continue to sell their reserves and concerns over the affordability of the metal in Asia after currency devaluations.

    While gold staged a modest recovery late in the year to break through US$290 an ounce, we see little impetus for a sustained rally. The same holds true of oil now the Organisation for Petroleum Exporting Countries (OPEC) has endorsed higher production quotas, and base metals because of expectations of a slowdown in demand from Asia and the price dampening effects of deliveries from "wildcard" markets such as China.

    Elsewhere in the region, governments are proceeding with structural reforms, mandated by the International Monetary Fund (IMF) in some cases, and out of the desire for self-preservation in others. These developments are positive but substantial risks remain. Any appearance of slippage in the reform process, or a devaluation of the Chinese currency, could herald a return of currency speculators and a period of renewed volatility in equity markets.

TARGET WEIGHTING: UNDERWEIGHT

PANORAMA TRUST
PICTET GLOBAL EMERGING MARKETS FUND

                  PORTFOLIO HIGHLIGHTS -- DECEMBER 31, 1997

               HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
                     PICTET GLOBAL EMERGING MARKETS FUND

                                     VS.

           INTERNATIONAL FINANCE CORPORATION GLOBAL COMPOSITE INDEX
                                TOTAL RETURN+




                                                 International Finance
                   Pictet Global              Corporation Global Composite
               Emerging Markets Fund              Index Total Return

10/95                  10.00%                            10.00%
12/95                   9.70%                             9.53%
12/96                  10.30%                            10.30%
 3/97                  11.01%                            10.76%
 6/97                  10.65%                            10.05%
 9/97                  10.47%                            10.32%
12/97                   9.16%                             8.94%


+ International Finance Corporation Global Composite Index Total Return is an index composed of 1,650 stocks covering 27 markets.

Index information is available at month-end only; therefore, the closest month-end to inception date of the Fund has been used.

NOTE: The performance shown represents past performance and is not a guarantee of future results. The Fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN*

  PICTET GLOBAL EMERGING MARKETS FUND                             ACTUAL
  -----------------------------------                             ------
  Year Ended 12/31/97 ........................................    -11.29%
  Inception (10/04/95) through 12/31/97 ......................     -3.86%

-------------------------------------------------------------------------------
        *Assumes the reinvestment of all dividends and distributions.

PANORAMA TRUST
PICTET INTERNATIONAL SMALL COMPANIES FUND

                  PORTFOLIO HIGHLIGHTS -- DECEMBER 31, 1997

               HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
                  PICTET INTERNATIONAL SMALL COMPANIES FUND

                                     VS.

         HSBC JAMES CAPEL WORLD EXCLUDING U.S. SMALL COMPANIES INDEX+
                                      &
          FINANCIAL TIMES/S&P WORLD EX-U.S. MEDIUM-SMALL CAP INDEX++

                                      HSBC James                Financial
        Pictet International     Capel World excluding   Times/S&P World ex-U.S.
        Small Companies Fund*    Small Companies Index    Medium-Small Cap Index
 2/96         10.00%                   10.00%                   10.10%
12/96         10.30%                   10.04%                   10.30%
 3/97         10.57%                   10.67%                   10.01%
 6/97         10.40%                   10.08%                   10.96%
 9/97         10.30%                   10.28%                   10.46%
12/97          9.49%                    9.28%                    9.21%


 + The HSBC James Capel World excluding U.S. Small Companies Index is an index composed of 1,200 smaller company stocks covering 21 markets.

++ The Financial Times/S&P World Indices are capitalization weighted indices.
   The Financial Times/S&P World ex-U.S. Medium -- Small Capitalization Index represents the bottom 25% of the World Index in terms of market capitalization.

 * During the year, the benchmark index for the Fund was changed from the FT/ S&P World ex-US Medium-Small Cap (FT/S&P) Index to the HSBC James Capel World ex-US Smaller Companies (HSBC) Index. This change was made on the recommendation of the Adviser after an analysis of the various alternative indices available to advisors of small cap funds. The HSBC Index is preferred to other options for two principal reasons; first, it is more representative of the typical composition of the Adviser's small cap portfolios in terms of the average market capitalization of the constituents, and second, because index performance is not distorted by the presence of very large companies as in the case of the FT/S&P Index.

Index information is available at month-end only; therefore, the closest month-end to inception date of the Fund has been used.

NOTE: The performance shown represents past performance and is not a guarantee of future results. The Fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN*
  PICTET INTERNATIONAL SMALL COMPANIES FUND                     ACTUAL
  -----------------------------------------                     ------
  Year Ended 12/31/97 ......................................    -7.68%
  Inception (02/07/96) through 12/31/97 ....................    -2.70%

--------------------------------------------------------------------------------

          *Assumes the reinvestment of all dividends and distributions.

PANORAMA TRUST
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
PORTFOLIOS OF INVESTMENTS                                     DECEMBER 31, 1997
--------------------------------------------------------------------------------
                                                                       VALUE
   SHARES                                                             (NOTE 1)
--------------------------------------------------------------------------------

COMMON STOCKS -- 87.6%
ARGENTINA - 3.4%
       46,352    Banco Sud Americano, Series B+                    $    477,516
      189,320    Central Puerto SA, Class B                             530,197
      196,500    Nobleza Piccardo SA@                                   884,418
       56,000    Quilmes Industrial SA, ADR                             763,000
      443,037    Siderca SA                                           1,231,878
       41,360    Telecom Argentina Stet - France Telecom S.A.,
                   Sponsored ADR, Class B                             1,478,620
       36,000    YPF Sociedad Anonima, Sponsored ADR, Class D         1,230,750
                                                                   ------------
                                                                      6,596,379
                                                                   ------------
BAHRAIN - 0.5%
       50,000    Arab Insurance Group, Sponsored GDR +@                 860,000
                                                                   ------------
BRAZIL - 1.2%
        4,000    Companhia Antarctica Paulista Industria@               250,885
      141,764    Confeccoes Guararapes SA+@                             494,119
       82,000    Souza Cruz SA                                          661,261
       85,500    Votorantim Celulose e Papel SA, ADR+                   865,687
                                                                   ------------
                                                                      2,271,952
                                                                   ------------
CHILE - 0.9%
       27,928    Chilgener SA, ADR                                      684,236
       32,000    Compania Cervecerias Unidas SA, Sponsored ADR          940,000
                                                                   ------------
                                                                      1,624,236
                                                                   ------------
CHINA - 7.8%
    3,018,000    Anhui Conch Cement Company Ltd., Class H+              525,784
    2,100,000    Beijing Datang Power Generation Company Ltd.,
                   Class H+                                             962,060
      714,643    China International Marine Containers Ltd.,
                   Class B                                              644,645
    1,892,000    China Resources Beijing Land                           903,394
      600,000    China Telecom Ltd.+                                  1,029,810
    1,533,000    Cosco Pacific Ltd.                                   1,246,341
    1,930,000    Founder Hong Kong Ltd.                               1,195,509
      825,000    Guangdong Kelon Electric Holding, Class H              846,400
    1,091,000    Heilongjiang Electric Power Company Ltd., Class B+     835,706
       44,800    Huaneng Power International, ADR, Series N+          1,038,800
    1,639,500    Inner Mongolia Erdos Cashmere Products
                   Company Ltd., Class B                                557,430
      719,000    Ng Fung Hong Ltd.                                      756,207
    1,460,000    Qingling Motor Company Ltd., Class H                   715,963
    1,364,300    Shanghai Dazhong Taxi Company, Class B+              1,020,496
    1,270,800    Shanghai New Asia (Group), Class B@                    343,116
    1,300,000    Shanghai Refrigerator, Class B+                        361,400
      505,000    Shenzhen Chiwan Wharf Holdings Ltd., Class B@          159,014
      792,940    Shenzen Fangda Company Ltd., Class B+                  910,720
      872,400    Wuxi Little Swan Company Ltd., Class B                 907,413
                                                                   ------------
                                                                     14,960,208
                                                                   ------------
CZECH REPUBLIC - 2.5%
       53,300    Ceska Sporitelna AS                                    352,909
       27,700    Ceske Energeticke Zavody AS+                           909,024
       34,150    Nova Hut AS+@                                          453,214
       23,200    Skoda Koncern Plzen AS+                                410,524
       22,170    SPT Telekom AS+                                      2,371,740
      121,800    Unipetrol AS+                                          350,334
                                                                   ------------
                                                                      4,847,745
                                                                   ------------
EGYPT - 1.2%
       39,000    Commercial International Bank, GDR                     819,000
       10,329    Egypt International Pharmaceutical Investments
                   Company@                                             722,499
        4,900    Egyptian Financial and Industrial                      295,195
           50    Egyptian Starch & Glucose Manufacturing Company+@          487
       14,470    Oriental Linen & Cotton Company+                       250,913
       14,395    Upper Egypt Flour Mills                                237,766
                                                                   ------------
                                                                      2,325,860
                                                                   ------------
GREECE - 3.1%
       78,000    Athens Medical Care SA+                                921,931
       61,200    Bank Of Piraeus SA                                   1,045,693
       52,000    Delta Dairy SA+                                        589,889
       36,000    Hellenic Telecommunication Organization SA             738,136
       26,000    Intracom SA                                          1,199,930
        8,760    National Bank of Greece SA+                            771,380
       15,000    Titan Cement Company SA                                684,340
                                                                   ------------
                                                                      5,951,299
                                                                   ------------
HUNGARY - 1.9%
       12,500    BorsodChem RT, GDR                                     450,625
       30,000    Euronet Services, Inc.+                                232,500
        6,600    Gedeon Richter, Sponsored GDR                          758,175
       35,000    MATAV Rt., Sponsored ADR, Series B+                    910,000
       32,700    Mol Magyar Olay Es Gazipari, GDR, Series A             794,610
       17,000    Mol Magyar Olay Es Gazipari                            412,005
                                                                   ------------
                                                                      3,557,915
                                                                   ------------
INDIA - 8.2%
      250,000    Arvind Mills Ltd., GDR                                 481,250
      110,000    Gujarat Ambuja Cements Ltd., GDR                       786,500
       38,000    Hindalco Industries, GDR+                              748,125
       62,000    ICICI, GDR                                             801,350
      188,647    India Access Fund+                                   1,768,567
       94,000    Larsen & Toubro Ltd., GDR+                           1,034,000
      264,000    Mahanager Telephone Nigam Ltd., Sponsored GDR+       4,094,640
      109,134    Mahindra & Mahindra Ltd., GDR                        1,158,185
      280,000    Reliance Industries Ltd., GDR                        2,362,500
       82,100    State Bank of India, GDR                             1,467,537
       72,000    Videsh Sanchar Nigam Ltd., GDR+                      1,002,600
                                                                   ------------
                                                                     15,705,254
                                                                   ------------
INDONESIA - 3.5%
    1,470,000    Astra International Inc. (F)+                          380,864
    1,647,878    Bank International of Indonesia (F)                     97,375
    2,058,000    Bank Negara Indonesia (F)                              196,445
      152,000    Barito Pacific Timber+@                                 43,527
    2,521,500    Barito Pacific Timber (F)@                             722,066
    3,517,100    Fiskaragung Perkasa (F)+@                              479,605
      812,500    Lippo Bank (F)                                          88,636
    5,986,300    Lippo Life Insurance (F)@                              217,684
    4,291,000    Matahari Putra Prima (F)                               351,082
      156,000    Ramayana Lestari Sentosa                               146,782
      848,000    Ramayana Lestari Sentosa (F)                           797,891
    1,979,500    Semen Gresik                                         1,160,707
      400,500    Semen Gresik (F)                                       234,839
    3,375,500    Telekomunikasi Indonesia, Series B (F)               1,795,152
                                                                   ------------
                                                                      6,712,655
                                                                   ------------
ISRAEL - 2.4%
       30,000    Agan Chemical Ilsi Ltd.                                894,180
      330,000    Bank Hapoalim Ltd.                                     792,291
       30,400    Formula Systems Ltd.+                                  936,191
       20,000    Gilat Satellite Networks Ltd.+                         572,500
      130,000    Indigo NV+                                             520,000
       13,000    Orbotech, Ltd.+                                        414,375
       36,300    Tower Semiconductor Ltd.                               363,000
                                                                   ------------
                                                                      4,492,537
                                                                   ------------
JORDAN - 0.3%
       15,000    Jordan Petroleum Refinery                              220,797
       46,500    Jordan Phosphate Mines                                 243,236
       12,000    Jordan Worsted Mills@                                  118,097
                                                                   ------------
                                                                        582,130
                                                                   ------------
KENYA - 0.6%
      356,000    Kenya Breweries Ltd.@                                  273,846
      147,414    Kenya Commercial Bank Ltd.@                            180,030
      262,062    Kenya Power & Lighting Company Ltd.@                   748,155
                                                                   ------------
                                                                      1,202,031
                                                                   ------------
LEBANON - 0.3%
       18,400    Banque Audi Sal, GDR                                   554,300
                                                                   ------------
MALAYSIA - 1.5%
      451,000    Commerce Asset Holding Berhad                          215,673
      382,000    Kuala Lumpur Kepong Berhad                             820,080
      250,000    Malaysian Assurance Alliance Berhad                    286,669
      122,000    Malaysan Banking Berhad                                354,441
      268,000    Malaysian Pacific Industries Berhad                    644,247
      257,000    Perusahaan Otomobil Nasional Berhad                    251,086
      247,000    Star Publications (Malaysia) Berhad                    281,959
                                                                   ------------
                                                                      2,854,155
                                                                   ------------
MEXICO - 8.9%
    1,500,000    Controladora Comercial Mexicana SA de CV             1,955,269
      340,000    Embotelladores del Valle de Anahuac SA, Class B+       370,733
       64,000    Empresas ICA Sociedad Controladora SA de CV,
                   Sponsored ADR                                      1,052,000
      243,000    Grupo Financiero Banamex, Class L+                     626,281
    3,089,000    Grupo Financiero Bancomer, SA de CV, Class B+        2,005,620
    3,650,000    Grupo Gigante SA, Series B+                          1,582,925
       56,300    Grupo Minsa SA de CV, Sponsored ADR, Class C+@         381,292
       53,000    Grupo Televisa SA, GDR+                              2,050,438
       73,000    Pepsi-Gemex SA, ADR                                  1,053,938
       70,900    Telefonos de Mexico SA, Sponsored ADR                3,974,831
      153,000    Vitro SA, Sponsored ADR                              1,998,563
                                                                   ------------
                                                                     17,051,890
                                                                   ------------
PAKISTAN - 1.7%
      890,500    DG Khan Cement+@                                       165,934
      210,000    Fauji Fertilizer Company Ltd.                          402,047
      396,500    Nishat Textile+@                                       131,548
       36,247    Pakistan Refinery, Ltd.                                 32,124
       83,616    Pakistan State Oil Company Ltd.                        711,589
    1,580,000    Pakistan Telecom Corporation, Class A                1,193,815
      893,575    Sui Northern Gas Pipelines Ltd.+                       546,225
                                                                   ------------
                                                                      3,183,282
                                                                   ------------
PERU - 0.3%
       75,000    Southern Peru Copper Corporation, Class T              276,606
       23,550    Southern Peru Copper Corporation                       314,981
                                                                   ------------
                                                                        591,587
                                                                   ------------
PHILIPPINES - 3.2%
    4,266,000    Cosmos Bottling Company@                               347,600
    6,000,000    Filinvest Land Inc.+                                   237,037
    5,583,000    International Container Terminal Services, Inc.+@      689,259
      309,780    Manila Electric Company, Class B                     1,024,951
       66,642    Metropolitan Bank & Trust Company                      448,394
      902,000    PCI Leasing and Finance, Inc.+@                         19,042
       33,000    Philippine National Bank+                               72,519
      970,000    Republic Glass Holdings Corporation@                    30,417
    1,830,000    RFM Corporation@                                       298,222
    1,191,200    San Miguel Corporation, Class B                      1,455,911
   10,191,400    SM Prime Holdings Inc.                               1,509,837
                                                                   ------------
                                                                      6,133,189
                                                                   ------------
POLAND - 0.4%
       25,000    Bank Handlowy W Warszawie+                             330,625
       37,250    Bank Handlowy W Warszawie, GDR+                        492,631
                                                                   ------------
                                                                        823,256
                                                                   ------------
PORTUGAL - 0.7%
       48,000    Banco Espirito Santo                                 1,428,394
                                                                   ------------
RUSSIA - 6.4%
          110    AO Norilsk Nickel, Barings RDC (Represents 1,000
                   Shares)+@                                            687,500
       22,000    AO Norilsk Nickel, Credit Suisse Financial
                   Products Finance Limited, Certificates +@            137,500
        1,500    AO Tatneft, ADR                                        213,750
        6,500    AO Tatneft, Sponsored ADR, REG                         926,250
       57,000    Gazprom, ADR (Represents 10 Shares)                  1,365,150
       20,000    LUKoil Holdings, Sponsored ADR (Represents
                   4 Shares)                                          1,841,600
           10    Moscow City Telecom Network (MGTS), RDC
                   (Represents 10,000 Shares)+@                         675,000
      400,000    Mosenergo, Credit Suisse Financial Products
                   Finance Limited, Certificates+                       508,000
       96,150    RAO Unified Energy Systems of Russia, GDR+           2,907,576
           35    Rostelecom, RDC (Represents 10,000 Shares) REG+      1,242,500
      169,300    Surgutneftegaz, Sponsored ADR                        1,726,860
                                                                   ------------
                                                                     12,231,686
                                                                   ------------
SLOVAKIA - 0.4%
        2,700    Chirana Prema AS+@                                      15,469
        5,326    Nafta Gbely AS@                                        202,159
       26,000    VSZ AS@                                                504,985
                                                                   ------------
                                                                        722,613
                                                                   ------------
SLOVENIA - 0.1%
       13,000    SKB Banka, GDR                                         236,600
                                                                   ------------
SOUTH AFRICA - 8.0%
      155,668    Anglo American Platinum Corporation Ltd.             2,079,199
       94,000    Barlow Ltd.                                            797,740
      412,460    Dimension Data Holdings Ltd.+                        1,779,854
       27,300    Edgars Stores Ltd.@                                    465,612
      127,000    Engen Ltd.                                             645,895
       52,653    Evander Gold Mines Ltd.                                 99,539
       79,000    Fedsure Holdings Ltd.+                                 972,383
       72,500    Harmony Gold Mining Company, Ltd.+                     177,283
      467,000    Illovo Sugar Ltd.@                                     806,082
       62,400    Liberty Life Association of Africa Ltd.              1,602,795
      770,000    Metro Cash and Carry Ltd.                              672,455
       74,000    Nedcor Ltd.                                          1,642,248
      660,059    New Clicks Holdings Ltd.                               807,018
       24,700    Pretoria Portland Cement Company Ltd.                  304,531
       53,000    Randgold & Exploration Company Ltd.+                    68,612
      173,700    Sasol, Ltd.                                          1,820,343
       12,000    Vaal Reefs Exploration & Mining Company Ltd.+          480,838
                                                                   ------------
                                                                     15,222,427
                                                                   ------------
SOUTH KOREA - 3.0%
       38,380    Hyundai Motor Company Ltd.+                            423,425
        3,380    II Shin Spinning Company+@                              67,600
       60,300    Korea Electric Power Corporation                       558,531
       14,556    Korea Green Cross Corporation                          369,255
       90,870    LG Electronics Inc.                                    691,577
       20,320    LG Information & Communication+                        569,440
       56,900    LG Semiconductor Company+                              553,894
       22,020    Pohang Iron & Steel Company Ltd.                       596,294
       46,715    Samsung Display Devices Company                        881,935
       27,060    Samsung Electronics                                    613,041
        3,100    Samsung Fire & Marine Insurance                        356,637
          298    SK Telecom Company Ltd.                                 78,236
                                                                   ------------
                                                                      5,759,865
                                                                   ------------
SRI LANKA - 0.3%
      104,285    John Keells Holdings Ltd.                              567,446
                                                                   ------------
TAIWAN - 4.0%
      315,672    Accton Technology Corporation, GDR+                  1,349,498
      137,500    Acer Inc., GDR+                                      1,045,000
      116,000    Asia Cement Corporation, GDR+                        1,371,700
      101,250    China Steel Corporation GDS+                         1,506,094
       89,917    Macronix International Company Ltd.,
                   Sponsored ADR+                                     1,258,838
       62,000    Taiwan Semiconductor Manufacturing Company Ltd.,
                   Sponsored ADR,+                                    1,166,375
                                                                   ------------
                                                                      7,697,505
                                                                   ------------
THAILAND - 2.0%
      129,600    Advanced Information Service Public Company,
                   Ltd. (F)                                             638,629
       56,900    Alucon Manufacturing Company (F)@                       95,088
      107,700    Bangkok Bank Public Company Ltd.                       276,893
       51,200    Bangkok Bank Public Company Ltd. (F)                   131,634
      386,500    Bangkok Expressway Public Company Ltd. (F)+@           221,508
      120,900    Delta Electronics Public Company Ltd. (F)+           1,036,101
      333,500    Electricity Generating Power Company (F)               643,064
       55,800    Grammy Entertainment Public Company Ltd. (F)@          245,078
      119,600    Jasmine International Public Company Ltd. (F)+@         23,574
       62,300    K.R. Precision Public Company Ltd. (F)                 242,927
        8,600    PTT Exploration & Production Public Company
                   Ltd. (F)                                             102,076
       56,100    Singer Thailand Public Company Ltd.@                    33,654
      684,000    TelecomAsia Corporation Public Company Ltd. (F)+       134,822
       25,000    Thai German Ceramic Industries, Ltd. (F)+@               3,508
                                                                   ------------
                                                                      3,828,556
                                                                   ------------
TURKEY - 7.4%
    4,192,484    Akcansa Cimento                                        586,644
   17,500,000    Aksigorta AS+                                        1,118,818
    4,736,250    Bati Cimento                                           548,468
   16,000,000    Haci Omer Sabanci Holding AS+                          984,318
    2,648,000    Koc Holding AS                                         619,677
    1,986,000    Netas Northern Electric Telekomunikasyon AS+           718,697
    1,270,000    Petkim Petrokimya Holding AS+                          689,385
    3,750,000    Petrol Ofisi AS                                        895,657
    4,900,000    Sarkuysan Electrolitik Bakir Sanayi ve Ticaret AS+     437,394
   12,400,000    T. Garanti Bankasi+                                    613,269
   14,638,000    Tofas Otomobil Ticaret                                 829,899
    6,240,600    Tupras Turkiye Petrol Rafinerileri AS+                 707,619
   20,300,000    Turkiye Is Bankasi                                   3,673,100
   43,680,360    Yapi Kredi Bankasi                                   1,665,017
                                                                   ------------
                                                                     14,087,962
                                                                   ------------
VENEZUELA - 1.2%
      146,666    Ceramica Carabobo, Sponsored ADR, Class A              102,552
      143,232    Ceramica Carabobo, Class A                             107,928
    1,033,192    Electricidad de Caracas                              1,239,503
   10,360,000    Sudamtex de Venezuela, Class B                         472,497
    1,523,816    Venezolana de Pulp Y Papel, Class A                    277,991
                                                                   ------------
                                                                      2,200,471
                                                                   ------------
ZIMBABWE - 0.3%
      192,000    Bindura Nickel Corporation@                             31,025
      266,600    Meikles Africa Ltd.@                                   239,940
      780,000    Trans Zambesi Industries@                              249,600
                                                                   ------------
                                                                        520,565
                                                                   ------------
TOTAL COMMON STOCKS (COST $203,663,760)                             167,385,950
                                                                   ------------
PREFERRED STOCKS -- 8.0%
BRAZIL - 7.1%
   63,614,000    Banco Bradesco                                         626,992
    2,796,000    Banco Itau SA                                        1,503,158
    2,987,000    Brasmotor SA                                           294,404
   15,168,720    Caemi Mineracao e Metal SA+                            543,657
   21,350,000    Companhia Energetica Minas Gerais                      927,612
   85,500,000    Companhia Energetica Paranaense, "B"                 1,160,633
   18,320,000    Eletrobras, "B"                                        935,657
          300    Mineracao da Trinidade Samitri SA                            8
   15,391,000    Petroleo Brasileiro                                  3,599,347
   49,500,000    Petroleo Ipiranga                                      753,998
      744,000    Sadia Concordia                                        486,645
   14,550,000    Telebras                                             1,659,617
       59,900    Vale do Rio Doce                                     1,204,924
       59,900    Vale do Rio Doce, Debenture+                               536
                                                                   ------------
                                                                     13,697,188
                                                                   ------------
PHILIPPINES - 0.1%
      988,333    Cosmos Bottling Company, Convertible
                   Preferred##                                          102,494
                                                                   ------------
RUSSIA - 0.8%
       50,000    LUKoil Holdings, ADR                                 1,575,000
                                                                   ------------
TOTAL PREFERRED STOCKS (COST $14,322,041)                            15,374,682
                                                                   ------------

RIGHTS - 0.0%#
BRAZIL - 0.0%#

    2,719,827    Banco Bradesco SA, Expire 02/02/98+                        417
       82,000    Souza Cruz SA, Expire 01/21/98+                            646
                                                                   ------------
TOTAL RIGHTS (COST $947)                                                  1,063
                                                                   ------------

     PRINCIPAL
      AMOUNT
     ---------
TIME DEPOSIT -- 4.3% (COST $8,126,000)

   $8,126,000    Morgan Guaranty (London), 5.000% due 01/02/98        8,126,000
                                                                    -----------

TOTAL INVESTMENTS (COST $226,112,748*)                99.9%         190,887,695
OTHER ASSETS AND LIABILITIES (NET)                     0.1               34,014
-------------------------------------------------------------------------------
NET ASSETS                                           100.0%        $190,921,709
-------------------------------------------------------------------------------

 * Aggregate cost for Federal tax purposes was $226,332,684.
 + Non-income producing security.
 # Amount represents less than 0.1%.
## The valuations of these securities have been determined by procedures established by the Pricing Committee of the Trust's Board of Trustees. The cost of these denotes securities at December 31, 1997 was $157,372, with a value of $102,494 representing 0.1% of total net assets.
@ Illiquid Security (unaudited). These are securities that the Adviser believes cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment. The value of the denoted securities at December 31, 1997 was $13,821,451, representing 7.2% of total net assets.

Abbreviations:
ADR            American Depositary Receipt
(F)            Foreign Shares
(L)            Local Shares
GDR            Global Depositary Receipt
GDS            Global Depositary Share
RDC            Russian Depositary Certificates

                       SEE NOTES TO FINANCIAL STATEMENTS

AT DECEMBER 31, 1997, SECTOR DIVERSIFICATION OF THE FUND WAS AS FOLLOWS (UNAUDITED):
                                                      % OF NET        VALUE
INDUSTRY DIVERSIFICATION                               ASSETS        (NOTE 1)
-------------------------------------------------------------------------------
COMMON STOCKS:
Banking                                                 10.3%      $ 19,618,277
Telecommunications                                      10.1         19,206,592
Multi-Industry                                           7.7         14,727,066
Energy                                                   6.7         12,762,521
Utilities - Electrical and Gas                           5.5         10,552,502
Metals                                                   4.3          8,226,982
Beverages and Tobacco                                    3.8          7,279,583
Building Materials and Components                        3.6          6,953,220
Electronic Components and Instruments                    2.9          5,593,423
Insurance                                                2.8          5,414,986
Data Processing and Reproduction                         2.6          5,033,812
Automobiles                                              2.5          4,810,335
Chemicals                                                2.5          4,702,922
Merchandising                                            2.3          4,358,153
Financial Services                                       2.3          4,338,025
Food and Household Products                              2.2          4,238,935
Miscellaneous Materials and Commodities                  2.0          3,828,961
Electrical and Electronics                               1.8          3,442,104
Broadcasting and Publishing                              1.5          2,904,897
Health and Personal Care                                 1.5          2,771,860
Transportation                                           1.4          2,739,259
Appliances and Household Durables                        1.1          2,148,867
Recreation, Other Consumer Goods                         1.0          1,955,269
Forest Products and Paper                                0.9          1,769,081
Textiles and Apparel                                     0.9          1,758,226
Machinery and Engineering                                0.8          1,602,389
Real Estate                                              0.8          1,509,838
Construction and Housing                                 0.8          1,436,504
Business and Public Services                             0.5            767,733
Leisure and Tourism                                      0.3            588,194
Gold Mines                                               0.2            345,434
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                     87.6        167,385,950
PREFERRED STOCKS                                         8.0         15,374,682
RIGHTS                                                   0.0#             1,063
TIME DEPOSIT                                             4.3          8,126,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS                                       99.9%       190,887,695
OTHER ASSETS AND LIABILITIES (NET)                       0.1             34,014
-------------------------------------------------------------------------------
NET ASSETS                                             100.0%      $190,921,709
-------------------------------------------------------------------------------

# Amount represents less than 0.1%.

                       SEE NOTES TO FINANCIAL STATEMENTS

SCHEDULE OF FOREIGN EXCHANGE SPOT CONTRACTS
                                                    CONTRACT
                                                     VALUE            MARKET
CONTRACTS                                             DATE            VALUE
-------------------------------------------------------------------------------
FOREIGN EXCHANGE SPOT CONTRACTS TO BUY:
1,220,082,673  Indonesian Rupee                      01/02/98        $  221,833
-------------------------------------------------------------------------------
TOTAL FOREIGN EXCHANGE SPOT CONTRACTS TO BUY
(CONTRACT AMOUNT $225,941)                                           $  221,833
-------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

PANORAMA TRUST
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------
PORTFOLIOS OF INVESTMENTS                                     DECEMBER 31, 1997
--------------------------------------------------------------------------------
                                                                       VALUE
   SHARES                                                             (NOTE 1)
--------------------------------------------------------------------------------

COMMON STOCKS -- 96.1%
AUSTRALIA -- 3.5%
    96,000    Australian Hospital Care Ltd.                        $    128,264
   100,000    Becker Group Ltd.                                          66,153
   100,000    Ci Technologies Group Ltd.+                               138,171
    50,000    Computer Power Group Ltd.+                                117,315
    89,279    Futuris Corporation Ltd.                                   97,755
    87,500    Mirvac Ltd.                                               144,908
    37,500    New Cap Reinsurance Corporation Holdings Ltd.+             56,213
    58,000    Portman Mining Ltd.                                        83,163
                                                                    -----------
                                                                        831,942
                                                                    -----------
AUSTRIA -- 2.5%
           1,800    KTM Motorradholding AG                               90,916
             900    Mayr-Melnhof Karton AG                               48,457
           2,650    Semperit Holding AG                                 239,164
           5,850    Voest-Alpine Stahl AG+                              225,543
                                                                   ------------
                                                                        604,080
                                                                   ------------
BELGIUM -- 3.8%
             420    Bekaert NV+                                         249,953
             500    B.M.T. NV                                            95,004
           2,000    Deceuninck Plastics Industries SA                   393,512
           3,080    Tessenderlo Chemie                                  170,414
                                                                   ------------
                                                                        908,883
                                                                   ------------
CANADA -- 3.3%
           5,500    CFM Majestic, Inc.+                                 101,991
          28,200    Dylex Ltd.+                                         128,267
           4,500    Leitch Technology Corporation+                      135,405
          35,000    Mitel Corporation+                                  273,084
          10,000    Tesco Corporation+                                  148,700
                                                                   ------------
                                                                        787,447
                                                                   ------------
DENMARK -- 1.8%
           1,000    Icopal AS+                                          214,539
             650    Martin Gruppen                                       27,985
           2,670    Neurosearch AS, New+                                178,860
                                                                   ------------
                                                                        421,384
                                                                   ------------
FINLAND -- 2.5%
           2,850    Asko OY                                              50,732
           1,710    Fiskars OY AB, Class A+                             185,146
          19,960    Jaakko Poyry Group OY+                              216,112
           1,000    Kone Cranes International OY                         33,032
           5,440    Nordic Aluminum OY+                                  42,927
           5,100    YIT-Yhtyma OY+                                       57,559
                                                                   ------------
                                                                        585,508
                                                                   ------------
FRANCE -- 6.4%
           2,320    Alliance & Gestion Company+                         102,897
           1,200    Cie Generale de Geophysique+                        153,488
             700    Euraltech+                                          110,465
           1,026    Europeene D'Extincteurs SA                           69,025
           1,026    Europeene D'Extincteurs New SA+                           0
             540    GFI Industries SA                                   106,296
           1,020    Grande Paroisse SA+                                  61,759
           2,750    Infogrames Entertainment SA+                         87,936
           4,202    Ingenico                                             82,155
             960    Le Carbone-Lorraine+                                299,801
             810    Leon de Bruxelles+                                   53,821
             200    Manitou BF SA                                        23,422
             600    Radiall SA                                           62,292
             650    Rochefortaise Communication SA                       39,950
           1,540    UBI Soft Entertainment SA+                          141,977
           1,290    Union Financiere de France Banque SA                126,429
                                                                   ------------
                                                                      1,521,713
                                                                   ------------
GERMANY -- 5.2%
           7,450    Data Modul AG                                       310,175
           1,340    Duerr Beteiligungs AG                                44,133
           5,150    Grammer AG                                          108,783
           1,150    KSB AG                                              255,698
             312    Leonische Drahtwerke AG                             103,191
           4,850    Rinol AG                                            137,493
           1,850    Turbon International AG                              40,003
           4,140    Vossloh AG                                          231,278
                                                                   ------------
                                                                      1,230,754
                                                                   ------------
HONG KONG -- 5.3%
          70,000    ASM Pacific Technology                               44,264
          68,000    Chen Hsong Holdings                                  20,622
          32,800    Dickson Concepts International, Ltd.                 47,831
         365,000    Elec & Eltek International Holding Ltd.              90,437
         280,000    Founder Hong Kong Ltd.                              173,442
         184,000    Goodwill Investment Holding Ltd.                     23,745
         450,000    Kwong Chung Bus Holdings Ltd.+                      108,014
         184,000    Li & Fung Ltd.+                                     257,633
         455,000    Moulin International Holding Ltd.                    54,607
          64,000    QPL International Holdings Ltd.                      28,494
         616,000    Techtronic Industries Company+                      143,089
         336,000    Vanda Systems & Communication Holdings Ltd.          69,377
          66,000    VTech Holdings Ltd.+                                194,619
                                                                   ------------
                                                                      1,256,174
                                                                   ------------
IRELAND -- 0.8%
          60,500    Heiton Holdings Plc                                 186,858
                                                                   ------------
ITALY -- 7.9%
          27,500    CSP International Industria Calze SpA+              310,133
          16,000    De Rigo SpA+                                        100,000
          46,030    Editoriale L' Expresso SpA                          221,173
           7,980    Ericsson SpA                                        348,251
          17,000    Gewiss SpA+                                         321,933
         120,000    Gruppo Ceramiche Ricchetti                          153,646
           9,000    Industrie Zignago, ORD                               69,548
          59,500    Pagnossin SpA+                                      269,079
           1,700    Recordati ORD+                                       13,838
          18,000    Sorin Biomedica Group SpA                            81,402
                                                                   ------------
                                                                      1,889,003
                                                                   ------------
JAPAN -- 9.2%
             500    Aichi Bank Ltd.                                      35,619
              61    Almetax Manufacturing Company                           190
           7,000    Amatsuji Steel Ball Manufacturing
                      Company, Ltd. @                                    52,493
             300    Asahi Printing & Packaging Company                    1,999
           1,000    Bellsystem 24, Inc.                                 130,984
           3,000    Benesse Corporation                                  72,156
          10,000    Biofermin Pharmaceuticals                            47,568
           7,000    Chiyoda Shoe Company Ltd.                            45,576
             400    Circle K Japan Company Ltd.                          19,150
           5,560    Daiseki Company, Ltd.                                57,495
             600    Daito Bank Ltd.                                       1,838
           8,000    Daiwa Rakuda Industry Company Ltd.                   31,498
           8,000    Denkyosha Company                                    34,623
           4,600    Denny's Japan                                       101,478
           4,000    Denyo Company, Ltd.                                  19,763
           5,000    Enix Corporation                                     95,749
           3,630    Fast Retailing Company Ltd.                          58,113
           6,000    Futaba Industrial Company                            64,343
          22,000    Hibiya Engineering                                   99,426
           8,000    Higashi Nihon House                                  36,461
           3,300    H.I.S. Company Ltd.                                  57,380
           9,000    Hokkaido Coca-Cola Bottling Company                  65,492
           3,000    Inaba Denkisangyo                                    25,048
           3,000    Innotech Corporation+                                20,222
           2,000    Japan Associated Finance                             71,237
          11,000    Meiwa Industry Company Ltd.                          19,380
           6,000    Misumi Corporation+                                  97,894
           4,800    Nihon Dempa Kogyo                                    34,745
          12,000    Nihon Electric Wire & Cable Company Ltd.             51,475
           8,000    Nissei Industries Ltd.                               45,347
           2,000    Nissin Company Ltd.                                  41,363
           5,500    Nitto Electric Works Ltd.                            45,500
             200    OYO Corporation                                       2,880
           2,000    Riken Corundum Company Ltd. @                         3,263
           5,000    Ryoyo Electro Corporation                            52,470
          11,000    Sanden Corporation                                   47,185
           6,570    Santen Pharmaceutical Company                        75,488
           8,000    Shinkigosei Company, Ltd. @                          20,529
             400    Shohkoh Fund and Company                            121,946
           9,000    Sodick Company+                                      25,783
           6,000    Toa Medical Electronics Company Ltd.                 55,151
             150    Tokushima Bank Ltd.                                   1,020
           3,000    Trusco Nakayama Corporation                          41,134
          19,000    Tsukiji Uochiba Company                              25,615
          13,000    Tsurumi Soda Company, Ltd. @                         29,874
          14,000    Uehara Sei Shoji                                     33,029
           4,000    Yamada Denki+                                        30,946
          11,000    Yokogawa Construction Company                        32,861
                                                                   ------------
                                                                      2,180,779
                                                                   ------------
MEXICO -- 0.4%
          15,000    Grupo Financiero Banamex, Class B+                   44,886
          16,500    Grupo Financiero Banamex, Class L+                   42,525
                                                                   ------------
                                                                         87,411
                                                                   ------------
NETHERLANDS -- 2.4%
           2,000    CSM NV                                            $  88,771
           8,740    Fugro McClelland NV+                                266,377
           3,750    Konin Emballage Ind Van Leer NV                      77,119
           6,200    Nutreco Holding NV+                                 141,264
                                                                   ------------
                                                                        573,531
                                                                   ------------
NEW ZEALAND -- 0.9%
          75,000    Sky Network Television Ltd.+                        112,791
         210,000    Wrightson Ltd.                                       97,549
                                                                   ------------
                                                                        210,340
                                                                   ------------
NORWAY -- 3.9%
          12,000    Blom AS                                              68,339
           6,590    Leif Hoegh & Company Asa+                           134,034
          83,830    NCL Holdings                                        300,083
           4,620    Petroleum Geo-Services Asa+                         290,982
           6,460    Tandberg Asa+                                       138,397
                                                                   ------------
                                                                        931,835
                                                                   ------------
SINGAPORE -- 1.2%
          19,800    Elec & Eltek International Company, Ltd.             90,684
          25,000    Overseas Union Enterprises Ltd.                      59,923
          34,100    Venture Manufacturing Ltd.                           95,088
          60,000    Wong's Circuits Holdings Ltd.+                       39,300
                                                                   ------------
                                                                        284,995
                                                                   ------------
SOUTH AFRICA -- 0.4%
           4,200    Nedcor Ltd.                                          93,209
                                                                   ------------
SPAIN -- 3.9%
           3,000    Aldeasa SA+                                          63,604
           3,550    Amper SA                                             95,770
           2,000    Campofrio Alimentacion SA+                          109,353
           6,000    Grupo Duro Felguera SA                               64,194
           2,470    Miquel Y Costas SA                                   95,979
          53,920    Tubacex SA                                          141,569
           5,190    Vidrala SA                                          231,991
           7,000    Vidriera Leonesa SA+                                115,970
                                                                   ------------
                                                                        918,430
                                                                   ------------
SWEDEN -- 4.4%
           8,500    Array Printers AB, B Shares+                         51,386
           6,660    Finnveden Invest AB Free, B Shares+                 123,723
           1,330    Hoganas AB, B Shares                                 40,705
          16,680    Lindab AB, B Shares                                 249,993
           5,160    Munters AB+                                          44,517
           8,110    OXiGENE, Inc.+                                      145,042
           2,500    Pricer AB, B Shares+                                 46,285
           3,360    Prosolvia AB+                                       134,148
           7,070    Spectra-Physics AB                                  134,011
           4,000    Svedala Industri AB Free                             65,996
                                                                   ------------
                                                                      1,035,806
                                                                   ------------
SWITZERLAND -- 7.1%
             800    AGIE Charmilles Holding AG Registered+               62,943
             110    Christ AG Registered+                                75,257
             200    Fotolabo SA                                          44,470
              40    Gurit Heberlein AG Bearer                           118,770
             220    Huber Suhner AG Registered                          352,205
             500    Interroll Holding AG+                                95,440
              25    Kuoni Reisen Holding, Class B Registered             93,644
             600    Mikron Holding AG, New Registered+                   99,750
             700    PubliGroupe SA+                                     152,773
              80    Sarna Kunsstoff Holding AG Registered               104,539
             310    Saurer AG Arbon Registered                          224,814
              40    SEZ Holding AG, Class A Registered                   67,048
             168    Siegfried AG Registered                             205,740
                                                                   ------------
                                                                      1,697,393
                                                                   ------------
UNITED KINGDOM -- 19.3%
          45,000    Adwest Group Plc                                    109,750
          40,000    Alexon Group Plc+                                   175,403
          90,000    Alfred McAlpine Group Plc                           198,806
          33,000    Amec Plc                                             63,682
         250,000    Anite Group Plc+                                    192,976
           6,658    Berkeley Group Plc                                   68,069
          22,800    Bradford Property Trust Plc                         103,724
         120,000    Budgens Plc                                         110,859
          60,000    Bullough Plc+                                        99,034
          35,000    Cordiant Communications Group Plc+                   62,656
          60,540    Crest Packaging Plc @                                58,662
         100,000    Dawson International Plc                            110,859
          14,002    Dennis Group Plc                                     71,633
          15,000    Eidos Plc+                                          165,056
          56,000    Finlay (James) Plc @                                101,629
          14,500    Galen Holdings Plc+                                  82,278
          31,204    Great Portland Estates Plc                          122,995
         127,000    Hampson Industries, Inc.                            150,176
           7,300    Hardys & Hanson Plc                                  27,455
          16,000    Heywood Williams Group Plc                           54,526
          33,684    John Maunders Group Plc                              87,130
          50,000    Lambert Fenchurch Group Plc                          89,097
          17,300    Lex Service Plc                                     132,545
           6,500    McKechnie Group Plc                                  49,160
           6,161    Micro Focus Group Plc+                              242,085
          19,000    MSB International Plc                               195,029
          87,000    Northamber Plc                                      338,636
          17,308    Oxford Instruments Plc                               82,861
          70,000    Perkins Foods Plc @                                 120,138
          19,103    RCO Holdings Plc @                                   53,335
         170,000    Rebus Group Plc                                     220,567
          35,601    Redrow Group Plc                                     84,780
          35,000    Saatchi & Saatchi Plc+                               63,230
          67,000    Skillsgroup Plc+                                    200,818
          28,000    Somerfield Plc                                       96,340
          63,700    TBI Plc                                              97,556
         120,000    Verity Group Plc                                    135,002
          32,000    Westminster Health Care Holdings Plc+               191,038
                                                                   ------------
                                                                      4,609,575
                                                                   ------------
TOTAL COMMON STOCKS (COST $23,834,190)                               22,847,050
                                                                   ------------
PREFERRED STOCKS -- 1.4%
GERMANY -- 1.4%
           2,900    Creaton AG                                           82,212
           6,750    Draegerwerk AG                                      123,068
             450    Dyckerhoff AG                                       118,816
                                                                   ------------
TOTAL PREFERRED STOCKS (COST $347,278)                                  324,096
                                                                   ------------
RIGHTS -- 0.0%# (COST $1,147)
AUSTRALIA -- 0.0%#
           3,500    Mirvac Ltd., Expire 06/30/01+                         1,004
                                                                   ------------
WARRANTS -- 0.0%# (COST $913)
HONG KONG -- 0.0%#
          37,916    Moulin International Ltd., Expire 10/16/99+    $        567
                                                                   ------------
   PRINCIPAL
     AMOUNT
------------------
TIME DEPOSIT -- 0.1% (COST $32,000)
         $32,000    Brown Brothers Harriman & Co. (Cayman),
                      5.000% due 01/02/98                                32,000
                                                                   ------------
TOTAL INVESTMENTS (COST $24,215,528*)                  97.6%         23,204,717
OTHER ASSETS AND LIABILITIES (NET)                      2.4             568,318
-------------------------------------------------------------------------------
NET ASSETS                                            100.0%        $23,773,035
-------------------------------------------------------------------------------
* Aggregate cost for Federal tax purposes was $24,303,705.
+ Non-income producing security.
# Amount represents less than 0.1%.
@ Illiquid Security (unaudited). These are securities that the Adviser believes cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment. The value of the denoted securities at December 31, 1997 was $439,923, representing 1.9% of total net assets.

Abbreviation:
ORD Ordinary

                        SEE NOTES TO FINANCIAL STATEMENTS

AT DECEMBER 31, 1997, SECTOR DIVERSIFICATION OF THE FUND WAS AS FOLLOWS (UNAUDITED):
                                                       % OF NET         VALUE
INDUSTRY DIVERSIFICATION                                ASSETS        (NOTE 1)
-------------------------------------------------------------------------------
COMMON STOCKS:
Electrical and Electronics                               12.6%      $ 2,992,435
Machinery and Engineering                                 9.2         2,176,391
Multi-Industry                                            5.8         1,379,807
Business and Public Services                              4.9         1,169,588
Electronics Components and Instruments                    4.7         1,115,228
Construction and Housing                                  4.4         1,052,424
Building Materials and Components                         4.3         1,030,390
Health and Personal Care                                  3.8           902,269
Wholesale and International Trade                         3.7           890,342
Food and Household Products                               3.7           868,628
Broadcasting and Publishing                               3.6           864,220
Data Processing and Reproduction                          3.5           841,352
Textiles and Apparel                                      2.9           690,071
Financial Services                                        2.8           677,332
Chemicals                                                 2.8           661,814
Leisure and Tourism                                       2.7           640,097
Merchandising                                             2.5           570,217
Real Estate                                               2.0           469,183
Industrial Components                                     1.9           458,236
Energy Equipment and Services                             1.9           444,470
Telecommunications                                        1.7           393,751
Appliances and Household Durables                         1.6           379,215
Transportation                                            1.5           345,239
Metals                                                    1.4           331,993
Miscellaneous Materials and Commodities                   1.3           320,935
Automobiles                                               1.2           290,712
Recreation, Other Consumer Goods                          0.8           186,450
Banking                                                   0.7           174,211
Insurance                                                 0.6           145,310
Forest Products and Paper                                 0.6           144,436
Beverages and Tobacco                                     0.4            92,947
Gold Mines                                                0.3            83,163
Utilites -- Electrical and Gas                            0.3            64,194
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                      96.1        22,847,050
PREFERRED STOCKS                                          1.4           324,096
RIGHTS                                                    0.0      #      1,004
WARRANTS                                                  0.0      #        567
TIME DEPOSIT                                              0.1            32,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS                                        97.6%       23,204,717
OTHER ASSETS AND LIABILITIES (NET)                        2.4           568,318
-------------------------------------------------------------------------------
NET ASSETS                                              100.0%      $23,773,035
-------------------------------------------------------------------------------
# Amount represents less than 0.1%.

                       SEE NOTES TO FINANCIAL STATEMENTS

PANORAMA TRUST
PICTET GLOBAL EMERGING MARKETS FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 1997
--------------------------------------------------------------------------------
                                             PICTET             PICTET
                                        GLOBAL EMERGING   INTERNATIONAL SMALL
                                          MARKETS FUND      COMPANIES FUND
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost
    $226,112,748 and $24,215,528,
    respectively) (Note 1) See
    accompanying schedules                   $190,887,695          $23,204,717
  Cash                                              5,523                  325
  Foreign currency (Cost $1,270,072 and
    $534,869, respectively)                     1,190,391              524,575
  Receivable for investment securities
    sold                                           57,336               54,245
  Receivable for Fund shares sold                  28,251                 --
  Receivable from investment adviser
    (Note 2)                                         --                  9,363
  Dividends receivable                            263,451               42,382
  Interest receivable                               1,134                 --
  Unamortized organization costs
    (Note 1)                                       24,666                  746
  Prepaid expenses                                  6,648                5,381
  Other assets                                        395                  262
--------------------------------------------------------------------------------
TOTAL ASSETS                                  192,465,490           23,841,996
--------------------------------------------------------------------------------
LIABILITIES:
  Payable for investment securities
    purchased                                     689,551                 --
  Net unrealized depreciation of foreign
    currency spot contracts                         4,108                 --
  Investment advisory fee (Note 2)                609,052                 --
  Payable for Fund shares redeemed                 28,791                 --
  Custodian fees payable (Note 2)                  76,236               20,327
  Administration fee payable (Note 2)              22,706                6,224
  Trustees fees and expenses payable
    (Note 2)                                        5,549                  701
  Transfer agent fees payable (Note 2)              4,018                1,000
  Professional fees payable (Note 2)               45,976               28,284
  Printing fees payable (Note 2)                   32,118                6,959
  Other accrued expenses and payables              25,676                5,466
--------------------------------------------------------------------------------
TOTAL LIABILITIES                               1,543,781               68,961
--------------------------------------------------------------------------------
NET ASSETS                                   $190,921,709          $23,773,035
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
  Accumulated distributions in excess of
    net investment income (Note 1)            $   (95,221)         $  (132,257)
  Accumulated net realized loss on
    investments sold (Note 1)                  (3,448,033)            (889,630)
  Net unrealized depreciation of
    investments                               (35,225,053)          (1,010,811)
  Net unrealized depreciation of foreign
    currency related transactions                 (90,806)             (10,294)
  Par value                                       215,316               25,722
  Paid-in capital in excess of par value
    (Notes 1 and 4)                           229,565,506           25,790,305
--------------------------------------------------------------------------------
  TOTAL NET ASSETS                           $190,921,709          $23,773,035
--------------------------------------------------------------------------------
  SHARES OF BENEFICIAL INTEREST
    OUTSTANDING (Note 4)                       21,531,570            2,572,151
--------------------------------------------------------------------------------
NET ASSET VALUE:
  Net asset value, offering and
    redemption price per share (Note 4)             $8.87                $9.24
--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 1997

                                            PICTET             PICTET
                                       GLOBAL EMERGING   INTERNATIONAL SMALL
                                         MARKETS FUND      COMPANIES FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of foreign withholding
    taxes of $222,773
    and $80,232, respectively)               $  3,645,336          $   514,578
  Interest                                        508,499                6,752
--------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME                       4,153,835              521,330
--------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fee (Note 2)              2,569,857              256,059
  Custodian fees (Note 2)                         617,970              126,888
  Administration fee (Note 2)                     277,468               74,782
  Professional fees                                69,444               33,175
  Transfer agent fees (Note 2)                     51,384               12,000
  Trustees' fees and expenses (Note 2)             25,621                3,312
  Amortization of organization costs
    (Note 1)                                        8,969                  236
  Other                                           163,434               60,895
--------------------------------------------------------------------------------
  TOTAL EXPENSES BEFORE EXPENSE
    REDUCTIONS                                  3,784,147              567,347
--------------------------------------------------------------------------------
  Expense reductions (Note 2)                   (294,489)             (257,851)
--------------------------------------------------------------------------------
  Net Expenses                                  3,489,658              309,496
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                             664,177              211,834
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  (Notes 1 and 3):
  Net realized loss on:
    Security transactions                     (1,089,138)             (804,130)
    Foreign currency contracts                  (616,084)               (3,627)
    Foreign currency related
      transactions                               (59,372)             (127,349)
--------------------------------------------------------------------------------
  Net realized loss on investments
    during the year                           (1,764,594)             (935,106)
--------------------------------------------------------------------------------
  Change in unrealized appreciation/
    (depreciation) of:
  Securities                                 (33,998,711)           (1,248,255)
  Foreign currency spot contracts                 (4,108)                 --
  Foreign currency related transactions          (62,994)                1,335
--------------------------------------------------------------------------------
  Net unrealized depreciation of
    investments during the year              (34,065,813)           (1,246,920)
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS
  ON INVESTMENTS                             (35,830,407)           (2,182,026)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                 $(35,166,230)          $(1,970,192)
--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

PANORAMA TRUST
PICTET GLOBAL EMERGING MARKETS FUND

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

INCREASE/(DECREASE) IN NET                      YEAR ENDED        YEAR ENDED
  ASSETS FROM OPERATIONS                    DECEMBER 31, 1997  DECEMBER 31, 1996
--------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                         $    664,177       $    838,421
Net realized gain/(loss) on investments
  during the year                               (1,764,594)           990,570
Change in unrealized depreciation of
  investments during the year                  (34,065,813)          (781,774)
--------------------------------------------------------------------------------

Net increase/(decrease) in net assets
  resulting from operations                    (35,166,230)         1,047,217
DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions to shareholders from net
    investment income                             (125,929)          (838,421)
  Distributions to shareholders in excess of
    net investment income                         (189,740)            (4,335)
  Distributions to shareholders from net
    realized gains on investments                  --                (990,570)
  Distributions to shareholders in excess of
    net realized gains on investments           (2,187,788)          (129,364)
Net increase in net assets from Fund share
  transactions (Note 4)                        106,544,495        113,339,297
--------------------------------------------------------------------------------
Net increase in net assets                      68,874,808        112,423,824
NET ASSETS:
Beginning of year                              122,046,901          9,623,077
--------------------------------------------------------------------------------
End of year (including accumulated
  distributions in excess of net
  investment income and undistributed net
  investment income of $(95,221) and
  $32,907, respectively)                      $190,921,709       $122,046,901
--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

PANORAMA TRUST
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS FROM      YEAR ENDED         PERIOD ENDED
  FROM OPERATIONS                       DECEMBER 31, 1997   DECEMBER 31, 1996*
--------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                     $   211,834           $   227,839
Net realized gain/(loss) on
  investments during the year                (935,106)               90,819
Change in unrealized appreciation/
  (depreciation) of investments
  during the year                          (1,246,920)    --        225,815
----------------------------------------------------------  --------------------
Net increase/(decrease) in net assets
  resulting from operations                (1,970,192)              544,473
DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions to shareholders from
    net investment income                    (211,834)             (227,839)
  Distributions in excess of net
    investment income                        (106,650)              (63,792)
  Distributions from net realized
    gains on investments                    --                      (49,542)
  Distributions from tax return of
    capital                                 --                       (6,172)
Net increase in net assets from Fund
  share transactions (Note 4)                 318,484            25,545,999
--------------------------------------------------------------------------------
Net increase/(decrease) in net assets      (1,970,192)           25,743,127

NET ASSETS:
Beginning of year                          25,743,227     --            100**
----------------------------------------------------------  --------------------
End of year (including accumulated
  distributions in excess of net
  investment income of $(132,257) and
  $(16,660), respectively)                $23,773,035           $25,743,227
--------------------------------------------------------------------------------
 * Pictet International Small Companies Fund commenced operations on February
   7, 1996.
** Original capital January 29, 1996.

                       SEE NOTES TO FINANCIAL STATEMENTS

PANORAMA TRUST
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.
                                                          YEAR             YEAR            PERIOD
                                                          ENDED            ENDED            ENDED
                                                        12/31/97        12/31/96(b)     12/31/95*(b)
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of year                       $10.13           $ 9.51           $10.00
-----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                    0.04             0.07             0.02
  Net realized and unrealized gain/(loss) on
    investments                                           (1.18)            0.71            (0.49)
-----------------------------------------------------------------------------------------------------
Total from investment operations                          (1.14)            0.78            (0.47)
-----------------------------------------------------------------------------------------------------
Distributions to shareholders:
  Distributions from net investment income                (0.01)           (0.07)           (0.02)
  Distributions in excess of net investment
    income                                                (0.01)           (0.00)#          (0.00)#
  Distributions from net realized gains on
    investments                                             --             (0.08)             --
  Distributions in excess of net realized gains
    on investments                                        (0.10)           (0.01)             --
-----------------------------------------------------------------------------------------------------
Total distributions                                       (0.12)           (0.16)           (0.02)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                             $ 8.87           $10.13           $ 9.51
-----------------------------------------------------------------------------------------------------
Total return++                                         (11.29)%            8.32%          (4.72)%
-----------------------------------------------------------------------------------------------------
Ratios to average daily net assets/supplemental data:
  Net assets, end of year (in 000's)                   $190,921         $122,047           $9,623
  Ratio of operating expenses                             1.70%            1.70%            1.95%+
  Ratio of operating expenses without expense
    reductions                                            1.84%            2.20%            8.39%+
  Ratio of net investment income                          0.32%            0.88%            0.68%+
  Ratio of net investment income/(loss) without
    expense reductions                                    0.18%            0.38%          (5.77)%+
  Net investment income/(loss) per share without
    expense reductions                                   $ 0.02           $ 0.03           $(0.13)
  Portfolio turnover rate                                   77%              48%               5%
  Average commission rate (per share of
    security)(a)                                        $0.0011          $0.0009          $0.0010

------------
  * Pictet Global Emerging Markets Fund commenced operations on October 4, 1995.
  + Annualized.
 ++ Total return represents aggregate total return for the period.
  # Amount represents less than $0.01 per share.
(a) Average commission rate paid per share of securities purchased and sold by the Fund.
(b) Per share amounts have been restated to reflect the stock dividend of 9 additional shares for each share outstanding. On December 2, 1996, the Board of Trustees declared a stock dividend of nine additional shares for each share outstanding of Pictet Global Emerging Markets Fund. The record date of the stock dividend was December 31, 1996, payable on January 1, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

PANORAMA TRUST
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.
                                                                       YEAR            PERIOD
                                                                       ENDED            ENDED
                                                                     12/31/97       12/31/96*(b)
-------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                    $10.15           $10.00
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                 0.08             0.09
  Net realized and unrealized gain/(loss) on investments               (0.86)            0.20
-------------------------------------------------------------------------------------------------
Total from investment operations                                       (0.78)            0.29
-------------------------------------------------------------------------------------------------
Distributions to shareholders:
  Distributions from net investment income                             (0.09)           (0.09)
  Distributions in excess of net investment income                     (0.04)
  Distributions from net realized gains on investments                   --             (0.02)
  Distributions from tax return of capital                               --             (0.00)#
-------------------------------------------------------------------------------------------------
Total distributions                                                    (0.13)           (0.14)
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                          $ 9.24           $10.15
-------------------------------------------------------------------------------------------------
Total return++                                                        (7.68)%           2.85%
-------------------------------------------------------------------------------------------------
Ratios to average net assets/supplemental data:
  Net assets, end of year (in 000's)                                 $23,773          $25,743
  Ratio of operating expenses                                          1.20%            1.20%+
  Ratio of operating expenses without expense reductions               2.20%            2.46%+
  Ratio of net investment income                                       0.82%            1.04%+
  Ratio of net investment loss without expense reductions             (0.18)%         (0.22)%+
  Net investment loss per share without expense reductions            $(0.02)          $(0.02)
  Portfolio turnover rate                                                90%              53%
  Average commission rate (per share of security)(a)                 $0.0098          $0.0152

------------
  * Pictet International Small Companies Fund commenced operations on February 7, 1996.
  + Annualized.
 ++ Total return represents aggregate total return for the period.
  # Amount represents less than $0.01 per share.
(a) Average commission rate paid per share of securities purchased and sold by the Fund.
(b) Per share amounts have been restated to reflect the stock dividend of 9 additional shares for each share outstanding. On December 2, 1996, the Board of Trustees declared a stock dividend of nine additional shares for each share outstanding of Pictet International Small Companies Fund.
    The record date of the stock dividend was December 31, 1996, payable on January 1, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

PANORAMA TRUST
PICTET GLOBAL EMERGING MARKETS FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

    Panorama Trust (the "Trust"), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), is a no-load, diversified, open-end management investment company which offered shares of two series, Pictet Global Emerging Markets Fund and Pictet International Small Companies Fund (individually, a "Fund" collectively, the "Funds") as of December 31, 1997. A third series, Pictet Eastern European Fund, commenced offering shares on January 23, 1998. The accompanying financial statements and financial highlights are those of the Funds. The Funds' financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The following is a summary of the significant accounting policies followed consistently by the Funds in the preparation of their financial statements.

    Securities Valuations: Equity securities listed on a U.S. securities exchange for which market quotations are available are valued at the last quoted sale price as of the close of the New York Stock Exchange's regular trading hours on the day the valuation is made. Generally, securities listed on a foreign exchange and unlisted foreign securities are valued at the latest quoted sales price available before the time when assets are valued. Portfolio securities primarily traded on the London Stock Exchange are generally valued at the mid-price between the current bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, unlisted U.S. equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the bid and asked prices. The value of securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods approved by the Board of Trustees. In the absence of readily ascertainable market values for such securities, inherent uncertainty of valuation exists. Methods for valuing these securities may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material. One or more pricing services may be used to provide security valuations in connection with the determination of the net asset value of the Funds. Short-term investments that mature in 60 days or less are valued at amortized cost

    Repurchase Agreements: Each Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund pays a counterparty cash for and takes possession of a debt obligation and the seller agrees to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral held by the Fund, at all times, is at least equal to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund generally has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Funds' investment adviser, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

    Foreign Currency Contracts: Each Fund may enter into forward foreign currency contracts to hedge against anticipated future changes in exchange rates which otherwise might either adversely affect the value of the portfolio securities of the Fund or adversely affect the prices of securities which the Fund intends to purchase or sell at a later date. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

    The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Funds' investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, such Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

    Each Fund may enter into spot foreign currency contracts for the purchase or sale of securities denominated in foreign currencies to "lock" in the U.S. exchange rate of the transaction covering the period between trade date and settlement date.

    Foreign Currency: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars last quoted by a major bank. Unrealized gains and losses on investments which result from changes in foreign currency exchange rates have been included in the unrealized appreciation/(depreciation) of investments. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

    Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

    Dividends and Distributions to Shareholders: Distributions from net investment income, if any, are declared and paid annually. The Funds' net realized capital gain (including net short-term capital gain), unless offset by any available capital loss carryforward, is distributed to shareholders annually. Additional distributions of net investment income and capital gain may be made at the discretion of the Board of Trustees in order to avoid the application of a 4% non-deductible Federal excise tax. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due primarily to timing differences and differing characterization of distributions made by a Fund. Dividends and other distributions are reinvested automatically in additional shares of the Funds at the net asset value next determined after such dividend or distribution is declared.

    Permanent differences incurred during the year ended December 31, 1997, resulting from differences in book and tax accounting, have been reclassified at year end to undistributed net investment income, accumulated net realized gain/(loss) and paid-in capital as follows:

                                                   DECREASE           INCREASE
                                DECREASE         UNDISTRIBUTED       ACCUMULATED
                                PAID-IN         NET INVESTMENT      NET REALIZED
                                CAPITAL            INCOME           GAIN/(LOSS)
--------------------------------------------------------------------------------
Pictet Global Emerging
  Markets Fund                 $(191,686)         $(476,636)          $668,322
Pictet International
  Small Companies Fund           (42,188)            (8,947)            51,135

    Income Taxes: Each Fund intends to qualify each year as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to shareholders. Therefore, no Federal income tax provision is required.

    Organization Costs: Expenses incurred in connection with the organization of each Fund are being amortized on the straight-line method over a period of five years from the commencement of operations. In the event that any of the shares issued by the Funds are redeemed by any holders thereof during such amortization period, the redemption proceeds will be reduced by any unamortized costs in the same proportion as the number of shares redeemed bears to the number of initial shares outstanding at the time of the redemption.

    Expenses: General expenses of the Trust are allocated between the Funds based upon relative net assets. Operating expenses directly attributable to a Fund are charged to that Fund's operations.

2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER PARTY TRANSACTIONS

    The Trust, on behalf of the Funds, has entered into an investment advisory agreement (the "Advisory Agreement") with Pictet International Management Limited ("Pictet International"), a wholly-owned subsidiary of Pictet (Canada) & Company ("Pictet Canada"). Pictet Canada is a partnership, whose principal activity is investment accounting, custody and securities brokerage. Pictet Canada has two general partners, Pictet Advisory Services Overseas and FINGEST, and six limited partners, each of whom is also a partner of Pictet & Cie, a Swiss private bank founded in 1805. Under the terms of the Advisory Agreement, Pictet Global Emerging Markets Fund and Pictet International Small Companies Fund pay Pictet International a fee, computed daily and payable quarterly, at an annual rate of 1.25% and 1.00%, respectively, of the average daily net assets of each Fund. Pictet International has voluntarily agreed to waive its fees and reimburse expenses to the extent necessary to ensure that the total ordinary operating expenses of Pictet Global Emerging Markets Fund and Pictet International Small Companies Fund do not exceed 1.70% and 1.20%, respectively, of each Fund's average daily net assets.

    For the year ended December 31, 1997, Pictet International waived fees and reimbursed expenses as follows:

                                                                      EXPENSES
                                                  FEES WAIVED        REIMBURSED
-------------------------------------------------------------------------------
Pictet Global Emerging Markets Fund                $294,489              --
Pictet International Small Companies Fund           210,536            $47,315

    First Data Investor Services Group, Inc., a wholly-owned subsidiary of First Data Corporation, serves as the Trust's administrator, accounting agent and transfer agent. First Data Investor Services Group, Inc., as accounting agent, is paid a fee computed daily and payable monthly at an annual rate of 0.04% of the average daily net assets of each Fund, subject to a $50,000 annual minimum from each Fund. For administrative services, First Data Investor Services Group, Inc. is entitled to receive $220,000 per annum from the Trust. In addition, for its services as transfer agent, First Data Investor Services Group, Inc. is paid separate compensation.

    No officer, director or employee of Pictet International, First Data Investor Services Group, Inc., or any affiliate thereof, receives any compensation from the Trust for serving as Trustee or officer of the Trust. The Trust pays each Trustee who is not an affiliated person of Pictet International an annual fee of $5,000, plus an additional $500 for each board and committee meeting attended. The Trust also reimburses expenses incurred by each Trustee in attending such meetings.

    Brown Brothers Harriman & Co. serves as the Funds' custodian. First Data Distributors, Inc., a wholly-owned subsidiary of First Data Investor Services Group, Inc., serves as the Funds' principal underwriter and distributor.

3. PURCHASES AND SALES OF SECURITIES

    Cost of purchases and proceeds from sales of investment securities, excluding short-term securities and U.S. Government securities, for the year ended December 31, 1997 were as follows:

                                                  PURCHASES            SALES
-------------------------------------------------------------------------------
Pictet Global Emerging Markets Fund             $247,644,082       $145,624,595
Pictet International Small Companies Fund         22,744,136         22,695,242

    At December 31, 1997, aggregate gross unrealized appreciation and unrealized depreciation for tax purposes were as follows:

                                                  TAX BASIS          TAX BASIS
                                                 UNREALIZED         UNREALIZED
                                                APPRECIATION       DEPRECIATION
-------------------------------------------------------------------------------
Pictet Global Emerging Markets Fund              $24,356,780        $59,801,769
Pictet International Small Companies Fund          3,024,184          4,123,172

4. SHARES OF BENEFICIAL INTEREST

    Each Fund has one class of shares of beneficial interest, par value $0.01 per share, of which an unlimited number of shares is authorized. Transactions in shares of beneficial interest were as follows:

                                                                       YEAR ENDED                           YEAR ENDED
                                                                    DECEMBER 31, 1997                    DECEMBER 31, 1996
                                                                 SHARES             AMOUNT            SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Pictet Global Emerging Markets Fund:
Sold                                                            9,649,457        $108,632,793       11,215,170        $115,282,514
Issued as reinvestment of dividends                               284,465           2,503,293          194,200           1,962,690
Redeemed                                                         (453,312)         (4,591,591)        (370,640)         (3,905,907)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase                                                    9,480,610        $106,544,495       11,038,730        $113,339,297
-----------------------------------------------------------------------------------------------------------------------------------

                                                                       YEAR ENDED                          PERIOD ENDED
                                                                    DECEMBER 31, 1997                   DECEMBER 31, 1996*
                                                                 SHARES             AMOUNT            SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Pictet International Small Companies Fund:
Sold                                                                   --                  --        2,502,950         $25,198,654
Issued as reinvestment of dividends                                34,641            $318,484           34,550             347,345
-----------------------------------------------------------------------------------------------------------------------------------
Net increase                                                       34,641            $318,484        2,537,500         $25,545,999
-----------------------------------------------------------------------------------------------------------------------------------

* Pictet International Small Companies Fund commenced operations on February 7, 1996.

    At December 31, 1997, Pictet Global Emerging Markets Fund had 3 institutional shareholders owning 30.4%, 16.3% and 10.8%, respectively, of the outstanding shares of beneficial interest of the Fund.

    At December 31, 1997, Pictet International Small Companies Fund had 2 institutional shareholders owning 59.9% and 40.1%, respectively, of the outstanding shares of beneficial interest of the Fund.

5. FOREIGN SECURITIES

    Pictet Global Emerging Markets Fund invests primarily in foreign emerging markets securities and Pictet International Small Companies Fund invests primarily in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include re-valuation of currencies, less reliable information about issuers, varying securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging markets countries. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

6. POST OCTOBER LOSS

    Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 1997, the Funds elected to defer capital losses and currency losses occurring between November 1, 1997 and December 31, 1997 as follows:

                                           CAPITAL LOSSES        CURRENCY LOSSES
                                        -------------------     ----------------
Pictet Global Emerging Markets Fund          $3,255,305              $68,013
Pictet International Small
  Companies Fund                                413,130               44,080

    Such losses will be treated as arising on the first day of the year ending December 31, 1998.

7. CAPITAL LOSS CARRY FORWARDS

    At December 31, 1997 the Pictet International Small Companies Fund had available for Federal income tax purposes unused capital losses of $476,500, expiring in 2005.

PANORAMA TRUST
PICTET GLOBAL EMERGING MARKETS FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------
 REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and the Shareholders of Panorama Trust:

    We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of each of the series of Panorama Trust (in this report comprised of Pictet Global Emerging Markets Fund and Pictet International Small Companies Fund) as of December 31, 1997, and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pictet Global Emerging Markets Fund and Pictet International Small Companies Fund as of December 31, 1997, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.

                                                      Coopers & Lybrand L.L.P.

Boston, Massachusetts
February 25, 1998

PANORAMA TRUST
PICTET GLOBAL EMERGING MARKETS FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------
 TAX INFORMATION  (UNAUDITED)
--------------------------------------------------------------------------------

Year Ended December 31, 1997

The amount of long-term capital gain paid for the year ended December 31, 1997, all of which is subject to the 20% capital gains tax rate, was as follows:

Pictet Global Emerging Markets Fund .........................      $1,491,579